UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Dynamic Asset Allocation Balanced Fund

**Annual report**
**9 | 30 | 18**

**Asset allocation funds** invest in a mix of many different types of investments to help weather changing market environments.

**FUND SYMBOL**
**CLASS A**
PABAX

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 18

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including, in the case of bonds, perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

November 7, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund’s target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The three portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

4 Dynamic Asset Allocation Balanced Fund

What was the market environment during the annual reporting period ended September 30, 2018?

Stock markets around the world advanced during the reporting period, though not without a few bouts of volatility from trade conflicts and geopolitical concerns. However, steady global growth and corporate earnings remained a positive backdrop for equity markets. A more hawkish-sounding U.S. Federal Reserve, trade-war jitters, and global political risks were not enough to dampen gains in international and U.S. equities during the trailing twelve months.

In the United States, both the Dow Jones Industrial Average and the S&P 500 Index have now advanced in 11 of the past 12 quarters, and the Nasdaq marked its ninth consecutive quarterly gain. In the reporting period, stocks were lifted by strong economic growth and positive corporate earnings. The broad S&P 500 Index rose 17.9% and international stocks as measured by the MSCI EAFE Index [ND] returned 2.7% for the year. Markets experienced some bouts of downward pressure, particularly in February and March of 2018, but volatility generally remained low.

Dynamic Asset Allocation Balanced Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Balanced Fund

The U.S. economy remained healthy. The economy has continued to add jobs and wages have been rising. The unemployment rate fell to 3.7% in September 2018, the lowest level since December 1969. Real U.S. gross domestic product increased at an annual rate of 4.2% in the second quarter, its best performance in nearly four years, and a gauge of consumer sentiment also reached new highs.

The dollar surged after the Fed raised rates three times this year and signaled that it is on track to hike one more time in 2018. The September interest rate increase took the federal funds rate to a range of 2% to 2.25% and it is the eighth increase since the Fed began normalizing policy in December 2015. Across the Atlantic Ocean, the European Central Bank [ECB] confirmed that it will cut bond-buying in half in October 2018 and anticipates that new purchases will be halted by the end of the year. These moves will start the ECB on a tightening path like the Fed.

How did bond markets perform?

Short-term interest rates continued to increase steadily during the past 12 months. The yield on the two-year U.S. Treasury bill traded above 2.8%, and the benchmark 10-year Treasury yield rose steadily to above the psychologically important 3% level in the final two weeks of the reporting period. As mentioned, the Fed raised short-term rates at the end of September, the third hike this year, and officials have penciled in another hike by the end of the year. A tightening labor market and an improving outlook for wage gains also drove bond yields higher. High-yield bonds gained during the period, and spreads remained tight thanks to steady risk appetite from investors, though emerging-market debt came under pressure due to higher U.S. rates and a strong dollar. The Bloomberg Barclays U.S. Aggregate Bond Index finished slightly lower over these 12 months, with the steady move higher in interest rates causing negative total return.

How did Putnam Dynamic Asset Allocation Balanced Fund perform?

The fund returned 7.92% over the trailing 12 months. Performance was a bit below the strategy’s custom benchmark, the Putnam Balanced Blended Benchmark that contains stocks and bonds. In addition, the fund underperformed its primary benchmark, the all-equity Russell 3000 Index, a broad index of U.S. stocks.

What strategies contributed to performance?

Relative to the custom benchmark, our asset allocation strategies during the year were a small positive. We maintained a slightly overweight tactical position in equities relative to benchmark allocations and held an out-of-benchmark position in commodities. Those positions were net positive contributors owing to the strength in equity markets and the rally in oil prices. Our slightly underweight position in high-yield fixed-income securities was a small detractor.

What strategies had an adverse impact?

Security selection was a very slight detractor during the period relative to the custom benchmark. Our U.S. large-cap stocks under-performed the broad market during the period, which resulted in a negative security selection impact. An active currency strategy, where we take positions in major currencies that we feel are over- or undervalued, also detracted over these 12 months. Some of this selection weakness was balanced by strategic global macro positions, which performed well and helped result in near-benchmark returns overall.

Dynamic Asset Allocation Balanced Fund 7

What is the outlook for the next year?

This year is turning out to be more mixed than was 2017. Global growth prospects are expected to remain relatively stable for the remainder of 2018 and into next year. In our view, the U.S. economy is poised to expand further this year given indicators for consumer spending, corporate investment, and government fiscal stimulus. The labor market has remained strong, with some unemployment indicators at their lowest levels in 50 years. Meanwhile, U.S. inflation has remained benign, in our view. However, concerns about an escalation in the trade wars between the United States and other major economies has continued to plague markets around the world.

Despite strong underlying fundamentals, we believe stocks may be affected by continued trade tensions, the trajectory of U.S. interest rates, and geopolitical risks. At the September 2018 rate meeting, the Fed raised its projection for economic growth for this year and next and provided a road map of what lies ahead through 2021. Along with the rate increase, the Federal Open Market Committee continued to project one more hike before the end of the year and three in 2019. The federal funds rate serves as the baseline for multiple forms of consumer debt as well as savings accounts and CD rates.

In terms of our investment strategies, we recently reduced our equities exposure to neutral. We are concerned that the markets are shrugging off risks from trade policies and tariffs. In addition, we believe companies are operating at near peak margins and may set excessive expectations for 2019 company earnings. In credit, while fundamentals appear fair, high-yield bond spreads remain near tight levels of 2018, skewing potential outcomes to the negative, in our view. For commodities, we are maintaining a slightly bullish outlook for the asset class as a whole, although we have reduced our exposure from earlier in the year.

We expect bond yields in the United States and globally to continue rising over the next few years. However, we will increase our exposure over the short term if we believe that U.S. rates are rising too quickly. There is potential for Fed rate hikes to pressure risky assets, specifically U.S. equities, and drive people to the safety of

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Balanced Fund

Treasuries, in our view. We believe bond yields may also dip and prices rise if the weakness in emerging-market assets prompts investors to reduce their appetite for riskier assets or if U.S. economic data are weaker than anticipated.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective June 2018, The fund’s class A share’s quarterly dividend rate increased to $0.062 per share from $0.056 per share as a result of higher levels of income earned in the portfolio. Similar increases were made to other share classes.

Since the increase in the distribution rate from $0.056 per class A share to $0.062 in June 2018 the amount of income earned in the fund continued to increase. In September 2018, the rate was further raised to $0.065. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	7.20%	135.78%	8.96%	49.34%	8.35%	31.38%	9.52%	7.92%
After sales charge	6.95	122.23	8.31	40.75	7.08	23.82	7.38	1.71
Class B (2/11/94)
Before CDSC	6.94	122.16	8.31	43.79	7.53	28.47	8.71	7.19
After CDSC	6.94	122.16	8.31	41.79	7.23	25.47	7.86	2.19
Class C (9/1/94)
Before CDSC	6.86	118.62	8.14	43.88	7.55	28.48	8.71	7.13
After CDSC	6.86	118.62	8.14	43.88	7.55	28.48	8.71	6.13
Class M (2/6/95)
Before sales charge	6.68	124.24	8.41	45.64	7.81	29.47	8.99	7.45
After sales charge	6.53	116.39	8.03	40.55	7.04	24.93	7.70	3.69
Class P (8/31/16)
Net asset value	7.48	142.38	9.26	51.73	8.70	32.85	9.93	8.39
Class R (1/21/03)
Net asset value	6.92	129.68	8.67	47.41	8.07	30.42	9.26	7.65
Class R5 (7/2/12)
Net asset value	7.47	141.67	9.23	51.25	8.63	32.42	9.81	8.26
Class R6 (7/2/12)
Net asset value	7.50	143.32	9.30	52.09	8.75	32.81	9.92	8.35
Class Y (7/5/94)
Net asset value	7.47	141.52	9.22	51.19	8.62	32.38	9.80	8.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales

10 Dynamic Asset Allocation Balanced Fund

charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	9.81%	210.82%	12.01%	88.02%	13.46%	60.46%	17.07%	17.58%
Putnam Balanced Blended
Benchmark*	—†	128.30	8.61	48.56	8.24	34.04	10.26	8.57
Lipper Mixed-Asset Target
Allocation Moderate Funds	6.88	93.53	6.76	33.34	5.87	25.89	7.94	5.13
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Bloomberg Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 558, 511, 460, 346, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $22,216 and $21,862, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,639. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $24,238, $22,968, $24,167, $24,332, and $24,152, respectively.

Dynamic Asset Allocation Balanced Fund 11

Fund price and distribution information For the 12-month period ended 9/30/18
Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4	4
Income	$0.239		$0.119	$0.126	$0.158		$0.300	$0.201	$0.280	$0.294	$0.279
Capital gains
Long-term gains	0.456		0.456	0.456	0.456		0.456	0.456	0.456	0.456	0.456
Short-term gains	0.267		0.267	0.267	0.267		0.267	0.267	0.267	0.267	0.267
Total	$0.962		$0.842	$0.849	$0.881		$1.023	$0.924	$1.003	$1.017	$1.002
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/17	$15.43	$16.37	$15.36	$15.03	$15.39	$15.95	$15.47	$15.31	$15.46	$15.46	$15.46
9/30/18	15.66	16.62	15.60	15.23	15.63	16.20	15.71	15.53	15.70	15.70	15.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/17	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.74%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 9/30/18*	0.97%	1.72%	1.72%	1.47%	0.58%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Dynamic Asset Allocation Balanced Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$5.00	$8.85	$8.85	$7.57	$2.99	$6.29	$3.72	$3.20	$3.71
Ending value (after expenses)	$1,056.80	$1,052.90	$1,053.00	$1,054.30	$1,059.40	$1,055.30	$1,058.70	$1,059.20	$1,058.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.91	$8.69	$8.69	$7.44	$2.94	$6.17	$3.65	$3.14	$3.65
Ending value (after expenses)	$1,020.21	$1,016.44	$1,016.44	$1,017.70	$1,022.16	$1,018.95	$1,021.46	$1,021.96	$1,021.46

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National

14 Dynamic Asset Allocation Balanced Fund

Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Dynamic Asset Allocation Balanced Fund 15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Dynamic Asset Allocation Balanced Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Balanced Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and

18 Dynamic Asset Allocation Balanced Fund

discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

Dynamic Asset Allocation Balanced Fund 19

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing

20 Dynamic Asset Allocation Balanced Fund

mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	1st

For the three-year and five-year periods ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 546, 498 and 453 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed

Dynamic Asset Allocation Balanced Fund 21

your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Balanced Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/18

COMMON STOCKS (58.9%)*	Shares	Value
Basic materials (2.1%)
Air Products & Chemicals, Inc.	26,300	$4,393,415
Anglo American PLC (United Kingdom)	116,712	2,621,070
ArcelorMittal SA (France)	103,396	3,217,286
Arkema SA (France)	14,341	1,776,622
BASF SE (Germany)	34,065	3,027,643
BHP Billiton, Ltd. (Australia)	44,101	1,103,950
BlueScope Steel, Ltd. (Australia)	192,770	2,366,057
Boliden AB (Sweden)	23,842	665,035
Cabot Corp.	16,300	1,022,336
Celanese Corp.	26,700	3,043,800
CIMIC Group, Ltd. (Australia)	17,619	654,115
Covestro AG (Germany)	37,243	3,020,816
Domtar Corp.	23,900	1,246,863
Evonik Industries AG (Germany)	50,339	1,803,063
HOCHTIEF AG (Germany)	2,901	480,980
Huntsman Corp.	130,800	3,561,684
Mitsubishi Chemical Holdings Corp. (Japan)	155,400	1,487,392
Mitsubishi Gas Chemical Co., Inc. (Japan)	27,800	591,869
Newmont Mining Corp.	115,600	3,491,120
Packaging Corp. of America	35,100	3,850,119
Rio Tinto PLC (United Kingdom)	82,703	4,182,450
Royal Gold, Inc.	11,400	878,484
Sealed Air Corp.	20,900	839,135
Sherwin-Williams Co. (The)	452	205,755
South32, Ltd. (Australia)	90,049	255,160
Taisei Corp. (Japan)	38,600	1,759,796
Univar, Inc. †	23,700	726,642
UPM-Kymmene OYJ (Finland)	44,014	1,727,264
W.R. Grace & Co.	29,900	2,136,654
Weyerhaeuser Co. R	109,500	3,533,565
		59,670,140
Capital goods (4.5%)
ACS Actividades de Construccion y Servicios SA (Spain)	52,354	2,229,617
AECOM †	30,100	983,066
Allison Transmission Holdings, Inc.	80,700	4,197,207
Avery Dennison Corp.	30,417	3,295,682
BAE Systems PLC (United Kingdom)	43,902	360,383
Berry Plastics Group, Inc. †	53,761	2,601,495
Boeing Co. (The)	79,400	29,528,860
BWX Technologies, Inc.	28,486	1,781,514
CAE, Inc. (Canada)	2,923	59,336
Crown Holdings, Inc. †	5,345	256,560
Cummins, Inc.	49,000	7,157,430
Dassault Aviation SA (France)	201	371,994
Faurecia SA (France)	39,384	2,370,478
Gardner Denver Holdings, Inc. †	32,800	929,552
General Dynamics Corp.	1,524	311,993
HD Supply Holdings, Inc. †	33,500	1,433,465

Dynamic Asset Allocation Balanced Fund 25

COMMON STOCKS (58.9%)* cont.	Shares	Value
Capital goods cont.
Hitachi, Ltd. (Japan)	98,400	$3,342,932
Honeywell International, Inc.	69,206	11,515,878
Huntington Ingalls Industries, Inc.	223	57,106
Ingersoll-Rand PLC	66,200	6,772,260
L3 Technologies, Inc.	4,323	919,156
Lockheed Martin Corp.	23,900	8,268,444
MAN SE (Germany)	2,911	316,520
Northrop Grumman Corp.	36,839	11,691,593
Pentair PLC	49,300	2,137,155
Raytheon Co.	36,186	7,478,199
Republic Services, Inc.	34,400	2,499,504
Safran SA (France)	1,511	211,750
Sandvik AB (Sweden)	177,371	3,148,308
Singapore Technologies Engineering, Ltd. (Singapore)	131,500	342,445
SKF AB Class B (Sweden)	68,159	1,344,789
Teledyne Technologies, Inc. †	3,700	912,716
Tervita Corp. (Canada) †	127	876
Vinci SA (France)	27,201	2,590,334
WABCO Holdings, Inc. †	11,500	1,356,310
Waste Management, Inc.	60,641	5,479,521
		128,254,428
Communication services (1.5%)
ARRIS International PLC †	35,467	921,787
AT&T, Inc.	8,744	293,624
BT Group PLC (United Kingdom)	95,724	281,099
KDDI Corp. (Japan)	132,700	3,666,127
Millicom International Cellular SA SDR (Sweden)	1,719	98,741
Nippon Telegraph & Telephone Corp. (Japan)	71,100	3,211,452
NTT DoCoMo, Inc. (Japan)	80,500	2,164,474
Swisscom AG (Switzerland)	2,140	971,221
Verizon Communications, Inc.	552,880	29,518,263
Zayo Group Holdings, Inc. †	2,904	100,827
		41,227,615
Communications equipment (1.1%)
Avaya Holdings Corp. †	10,863	240,507
Cisco Systems, Inc.	633,468	30,818,218
Harris Corp.	1,718	290,703
		31,349,428
Computers (2.5%)
Amadeus IT Holding SA Class A (Spain)	36,133	3,357,018
Apple, Inc.	143,043	32,290,527
CDK Global, Inc.	2,042	127,748
CGI Group, Inc. Class A (Canada) †	643	41,458
Check Point Software Technologies, Ltd. (Israel) †	8,117	955,127
Fortinet, Inc. †	85,500	7,889,085
Fujitsu, Ltd. (Japan)	1,400	99,757
HP, Inc.	295,008	7,602,356
MSCI, Inc.	14,900	2,643,409
NetApp, Inc.	107,789	9,257,997

26 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Computers cont.
Nuance Communications, Inc. †	113,200	$1,960,624
Otsuka Corp. (Japan)	7,200	268,685
Synopsys, Inc. †	35,033	3,454,604
		69,948,395
Conglomerates (0.3%)
AMETEK, Inc.	39,600	3,133,152
Danaher Corp.	5,591	607,518
Marubeni Corp. (Japan)	300,600	2,751,487
Mitsui & Co., Ltd. (Japan)	156,500	2,783,033
		9,275,190
Consumer cyclicals (8.5%)
ABC-Mart, Inc. (Japan)	14,500	806,548
Amazon.com, Inc. †	12,009	24,054,027
Aramark	850	36,567
Aristocrat Leisure, Ltd. (Australia)	22,086	454,041
Automatic Data Processing, Inc.	53,000	7,984,980
Berkeley Group Holdings PLC (The) (United Kingdom)	11,551	553,895
Booking Holdings, Inc. †	77	152,768
Booz Allen Hamilton Holding Corp.	46,700	2,317,721
Caesars Entertainment Corp. †	5,659	58,005
Carnival Corp.	102,800	6,555,556
Crown, Ltd. (Australia)	93,607	926,318
Dai Nippon Printing Co., Ltd. (Japan)	15,800	367,397
Daimler AG (Registered Shares) (Germany)	2,735	172,587
Dollar General Corp.	30,200	3,300,860
Dollar Tree, Inc. †	23,700	1,932,735
Ecolab, Inc.	768	120,407
Extended Stay America, Inc. (Units)	79,000	1,598,170
Fiat Chrysler Automobiles NV (Italy) †	106,203	1,867,362
FleetCor Technologies, Inc. †	20,000	4,556,800
Ford Motor Co.	841,490	7,783,783
Galaxy Entertainment Group, Ltd. (Hong Kong)	367,000	2,327,636
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $1) (Private) (Germany) † ∆∆ F	2	2
Hermes International (France)	5,260	3,484,726
Hilton Worldwide Holdings, Inc.	65,100	5,258,778
Home Depot, Inc. (The)	132,067	27,357,679
Hyatt Hotels Corp. Class A	21,910	1,743,817
InterContinental Hotels Group PLC (United Kingdom)	1,352	84,233
ISS A/S (Denmark)	2,057	72,379
John Wiley & Sons, Inc. Class A	407	24,664
KAR Auction Services, Inc.	40,100	2,393,569
Kering SA (France)	1,695	908,617
Kimberly-Clark Corp.	3,713	421,945
Kingfisher PLC (United Kingdom)	68,370	229,913
Las Vegas Sands Corp.	78,600	4,663,338
Liberty SiriusXM Group Class A †	25,500	1,107,720
Lowe’s Cos., Inc.	5,109	586,615
lululemon athletica, Inc. (Canada) †	53,500	8,693,215

Dynamic Asset Allocation Balanced Fund 27

COMMON STOCKS (58.9%)* cont.	Shares	Value
Consumer cyclicals cont.
Madison Square Garden Co. (The) Class A †	5,200	$1,639,664
Marriott International, Inc./MD Class A	201	26,538
Mastercard, Inc. Class A	21,500	4,786,115
Mazda Motor Corp. (Japan)	24,300	291,720
Michael Kors Holdings, Ltd. †	86,744	5,947,169
Moncler SpA (Italy)	37,173	1,601,226
Namco Bandai Holdings, Inc. (Japan)	10,100	392,462
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ∆∆ F	1	1
News Corp. Class A	87,245	1,150,762
Next PLC (United Kingdom)	4,158	297,749
Nissan Motor Co., Ltd. (Japan)	35,300	330,413
Owens Corning	51,700	2,805,759
Pearson PLC (United Kingdom)	125,808	1,459,406
Peugeot SA (France)	104,958	2,830,843
ProSiebenSat.1 Media SE (Germany)	63,885	1,659,266
PVH Corp.	45,490	6,568,756
Ralph Lauren Corp.	11,000	1,513,050
Randstad Holding NV (Netherlands)	13,568	724,329
Ross Stores, Inc.	97,515	9,663,737
Royal Caribbean Cruises, Ltd.	56,700	7,367,598
RTL Group SA (Belgium)	8,188	584,186
Scotts Miracle-Gro Co. (The) Class A	547	43,065
Secom Co., Ltd. (Japan)	1,100	89,669
ServiceMaster Global Holdings, Inc. †	26,500	1,643,795
Signet Jewelers, Ltd. S	37,700	2,485,561
Sony Corp. (Japan)	48,100	2,948,993
Suzuki Motor Corp. (Japan)	7,700	441,045
Tapestry, Inc.	14,100	708,807
Taylor Wimpey PLC (United Kingdom)	1,129,652	2,529,564
Tiffany & Co.	53,300	6,874,101
TJX Cos., Inc. (The)	5,661	634,145
Toll Brothers, Inc.	77,300	2,553,219
Total System Services, Inc.	37,400	3,692,876
Toyota Motor Corp. (Japan)	84,900	5,301,580
TUI AG (Germany)	115,924	2,225,635
Twenty-First Century Fox, Inc.	69,300	3,175,326
VF Corp.	57,700	5,392,065
Visteon Corp. †	17,100	1,588,590
Volvo AB (Sweden)	174,166	3,078,682
Walt Disney Co. (The)	113,663	13,291,751
Wolters Kluwer NV (Netherlands)	7,950	495,485
Worldpay, Inc. Class A †	2,544	257,631
Wyndham Destinations, Inc.	94,700	4,106,192
Yamada Denki Co., Ltd. (Japan)	7,900	39,980
		240,197,880

28 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Consumer staples (4.5%)
Altria Group, Inc.	2,273	$137,085
Ashtead Group PLC (United Kingdom)	39,163	1,243,968
Associated British Foods PLC (United Kingdom)	48,759	1,455,352
Bright Horizons Family Solutions, Inc. †	168	19,797
Carlsberg A/S Class B (Denmark)	2,898	347,603
Coca-Cola Amatil, Ltd. (Australia)	154,640	1,090,988
Coca-Cola Co. (The)	323,600	14,947,084
Coca-Cola European Partners PLC (United Kingdom)	4,381	199,204
ConAgra Foods, Inc.	107,200	3,641,584
Constellation Brands, Inc. Class A	2,413	520,291
Estee Lauder Cos., Inc. (The) Class A	49,400	7,178,808
Global Fashion Group SA (acquired 8/2/13, cost $21,942) (Private)
(Luxembourg) † ∆∆ F	518	4,836
Henkel AG & Co. KGaA (Preference) (Germany)	2,920	342,587
Hershey Co. (The)	47,421	4,836,942
Imperial Brands PLC (United Kingdom)	103,139	3,590,663
Ingredion, Inc.	18,211	1,911,427
ITOCHU Corp. (Japan)	171,800	3,145,080
J Sainsbury PLC (United Kingdom)	576,283	2,417,128
Japan Tobacco, Inc. (Japan)	12,900	336,749
Kao Corp. (Japan)	15,100	1,219,217
Keurig Dr Pepper, Inc.	24,900	576,933
Kirin Holdings Co., Ltd. (Japan)	24,200	620,016
Koninklijke Ahold Delhaize NV (Netherlands)	129,166	2,961,873
L’Oreal SA (France)	8,364	2,016,980
Liberty Expedia Holdings, Inc. Class A †	560	26,342
LKQ Corp. †	64,100	2,030,047
ManpowerGroup, Inc.	25,400	2,183,384
Marine Harvest ASA (Norway)	53,148	1,231,277
McDonald’s Corp.	3,707	620,144
Molson Coors Brewing Co. Class B	59,500	3,659,250
Mondelez International, Inc. Class A	236,100	10,142,856
Monster Beverage Corp. †	3,933	229,215
Nestle SA (Switzerland)	26,448	2,204,988
PepsiCo, Inc.	164,569	18,398,814
Pinnacle Foods, Inc.	36,880	2,390,193
Pola Orbis Holdings, Inc. (Japan)	25,900	946,004
Procter & Gamble Co. (The)	49,988	4,160,501
Swedish Match AB (Sweden)	40,459	2,071,342
Sysco Corp.	123,010	9,010,483
Unicharm Corp. (Japan)	2,500	82,688
US Foods Holding Corp. †	5,102	157,244
Walgreens Boots Alliance, Inc.	135,800	9,899,820
WH Group, Ltd. (Hong Kong)	933,000	656,694
WM Morrison Supermarkets PLC (United Kingdom)	133,191	450,322
Woolworths Group, Ltd. (Australia)	128,116	2,600,451
		127,914,254

Dynamic Asset Allocation Balanced Fund 29

COMMON STOCKS (58.9%)* cont.	Shares	Value
Electronics (2.0%)
Agilent Technologies, Inc.	99,200	$6,997,568
Brother Industries, Ltd. (Japan)	19,200	379,201
Corning, Inc.	2,057	72,612
Hoya Corp. (Japan)	53,200	3,160,535
Jabil, Inc.	35,700	966,756
Keysight Technologies, Inc. †	36,400	2,412,592
nVent Electric PLC (United Kingdom)	42,700	1,159,732
NVIDIA Corp.	102,500	28,804,550
NXP Semiconductors NV †	156	13,338
Rockwell Automation, Inc.	28,600	5,363,072
Texas Instruments, Inc.	55,914	5,999,013
		55,328,969
Energy (3.1%)
ConocoPhillips	189,800	14,690,520
Equinor ASA (Norway)	121,099	3,414,802
Exxon Mobil Corp.	6,311	536,561
Halcon Resources Corp. † S	6,477	28,952
Halliburton Co.	236,000	9,565,080
Marathon Petroleum Corp.	4,795	383,456
MWO Holdings, LLC (Units) F	89	7,209
Nine Point Energy F	1,299	18,758
Occidental Petroleum Corp.	157,939	12,977,848
OMV AG (Austria)	23,961	1,346,206
ONEOK, Inc.	55,300	3,748,787
PBF Energy, Inc. Class A	69,200	3,453,772
Phillips 66	1,445	162,880
Repsol SA (Spain)	170,891	3,405,761
Royal Dutch Shell PLC Class A (United Kingdom)	7,016	241,099
Royal Dutch Shell PLC Class B (United Kingdom)	75,539	2,647,524
SandRidge Energy, Inc. †	3,243	35,251
TOTAL SA (France)	94,670	6,137,746
Valero Energy Corp.	153,920	17,508,400
Williams Cos., Inc. (The)	269,700	7,333,143
Woodside Petroleum, Ltd. (Australia)	15,753	439,313
		88,083,068
Financials (10.6%)
3i Group PLC (United Kingdom)	134,584	1,651,023
ABN AMRO Group NV GDR (Netherlands)	109,875	2,991,526
Aegon NV (Netherlands)	43,778	284,029
Ageas (Belgium)	6,490	348,956
AGNC Investment Corp. R	44,178	823,036
Allianz SE (Germany)	21,732	4,844,534
Allstate Corp. (The)	3,735	368,645
Ally Financial, Inc.	132,300	3,499,335
American Express Co.	5,619	598,367
American Financial Group, Inc.	11,700	1,298,349
American Homes 4 Rent R	71,544	1,566,098
Ameriprise Financial, Inc.	43,000	6,349,380
Annaly Capital Management, Inc. R	17,550	179,537

30 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Apartment Investment & Management Co. Class A R	31,300	$1,381,269
Apple Hospitality REIT, Inc. R	51,004	892,060
Assurant, Inc.	23,900	2,580,005
Athene Holding, Ltd. Class A †	37,000	1,911,420
Aviva PLC (United Kingdom)	489,453	3,122,781
Axis Capital Holdings, Ltd.	13,500	779,085
Bank of Montreal (Canada)	5,179	427,183
Bank of Nova Scotia (The) (Canada)	7,077	421,831
BB&T Corp.	495	24,027
Berkshire Hathaway, Inc. Class B †	76	16,272
BGC Partners, Inc. Class A	90,700	1,072,074
Brandywine Realty Trust R	58,519	919,919
Brixmor Property Group, Inc. R	116,500	2,039,915
Broadridge Financial Solutions, Inc.	24,568	3,241,748
Camden Property Trust R	1,191	111,442
Canadian Imperial Bank of Commerce (Canada)	4,276	400,669
Capital One Financial Corp.	68,600	6,512,198
CBRE Group, Inc. Class A †	56,400	2,487,240
Cheung Kong Property Holdings, Ltd. (Hong Kong)	447,500	3,358,386
Chimera Investment Corp. R	4,465	80,950
CIT Group, Inc.	70,100	3,617,861
Citigroup, Inc.	407,800	29,255,572
CME Group, Inc.	1,411	240,166
CoreLogic, Inc. †	15,755	778,455
Corporate Office Properties Trust R	1,637	48,832
Daiwa Securities Group, Inc. (Japan)	61,000	371,090
Deutsche Boerse AG (Germany)	3,933	526,964
Discover Financial Services	74,400	5,687,880
DNB ASA (Norway)	128,077	2,694,908
Douglas Emmett, Inc. R	23,700	893,964
Duke Realty Corp. R	73,761	2,092,600
E*Trade Financial Corp. †	135,600	7,104,084
Empire State Realty Trust, Inc. Class A R	38,967	647,242
EPR Properties R	1,512	103,436
Equity Commonwealth † R	1,184	37,995
Equity Lifestyle Properties, Inc. R	11,300	1,089,885
Equity Residential Trust R	70,311	4,658,807
Eurazeo SA (France)	3,624	285,489
Fifth Third Bancorp	192,800	5,382,976
First Hawaiian, Inc.	33,800	918,008
Gaming and Leisure Properties, Inc. R	32,589	1,148,762
Goldman Sachs Group, Inc. (The)	25,700	5,762,968
Hang Seng Bank, Ltd. (Hong Kong)	92,300	2,506,656
Hartford Financial Services Group, Inc. (The)	95,500	4,771,180
HCP, Inc. R	112,600	2,963,632
Henderson Land Development Co., Ltd. (Hong Kong)	157,000	789,177
Highwoods Properties, Inc. R	27,781	1,312,930
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	19,900	569,418
HSBC Holdings PLC (United Kingdom)	63,965	558,426

Dynamic Asset Allocation Balanced Fund 31

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Hudson Pacific Properties, Inc. R	30,883	$1,010,492
Intercontinental Exchange, Inc.	553	41,414
Japan Post Bank Co., Ltd. (Japan)	24,900	294,321
Jones Lang LaSalle, Inc.	10,700	1,544,224
JPMorgan Chase & Co.	347,278	39,186,849
Kerry Properties, Ltd. (Hong Kong)	132,500	449,376
Legal & General Group PLC (United Kingdom)	897,470	3,067,118
Liberty Property Trust R	30,401	1,284,442
Life Storage, Inc. R	9,700	923,052
Lincoln National Corp.	49,000	3,315,340
Lloyds Banking Group PLC (United Kingdom)	849,404	656,186
Loews Corp.	74,244	3,729,276
London Stock Exchange Group PLC (United Kingdom)	12,133	725,237
Macquarie Group, Ltd. (Australia)	34,903	3,179,943
Mediobanca Banca di Credito Finanziario SpA (Italy)	27,954	279,251
MetLife, Inc.	134,800	6,297,856
MFA Financial, Inc. R	5,721	42,049
Mizuho Financial Group, Inc. (Japan)	1,926,900	3,361,306
Morgan Stanley	216,100	10,063,777
Muenchener Rueckversicherungs-Gesellschaft
AG in Muenchen (Germany)	6,120	1,355,399
National Bank of Canada (Canada)	7,269	363,042
New Residential Investment Corp. R	72,565	1,293,108
New World Development Co., Ltd. (Hong Kong)	62,000	84,585
Nomura Real Estate Holdings, Inc. (Japan)	24,000	484,563
Northern Trust Corp.	23,200	2,369,416
Old Republic International Corp.	5,469	122,396
ORIX Corp. (Japan)	188,500	3,055,950
Outfront Media, Inc. R	32,600	650,370
Paramount Group, Inc. R	51,400	775,626
Park Hotels & Resorts, Inc. R	62,858	2,063,000
Partners Group Holding AG (Switzerland)	3,235	2,566,179
Persimmon PLC (United Kingdom)	89,559	2,760,694
Piedmont Office Realty Trust, Inc. Class A R	2,064	39,072
PNC Financial Services Group, Inc. (The)	3,688	502,269
Popular, Inc. (Puerto Rico)	16,500	845,625
Principal Financial Group, Inc.	41,300	2,419,767
Prudential Financial, Inc.	74,000	7,497,680
Rayonier, Inc. R	23,200	784,392
Regions Financial Corp.	402,800	7,391,380
Reinsurance Group of America, Inc.	581	83,989
RenaissanceRe Holdings, Ltd.	8,200	1,095,356
Resona Holdings, Inc. (Japan)	507,700	2,852,182
Santander Consumer USA Holdings, Inc.	69,300	1,388,772
Scentre Group (Australia) R	192,538	552,529
Schroders PLC (United Kingdom)	13,298	536,445
Senior Housing Properties Trust R	44,500	781,420
SL Green Realty Corp. R	29,100	2,838,123
Spirit MTA REIT † R	837	9,642

32 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Financials cont.
Spirit Realty Capital, Inc. R	241,679	$1,947,933
Starwood Property Trust, Inc. R	63,418	1,364,755
Stockland (Units) (Australia) R	60,533	181,589
Sumitomo Mitsui Financial Group, Inc. (Japan)	92,000	3,713,360
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	21,900	901,289
Sun Communities, Inc. R	12,100	1,228,634
Sun Hung Kai Properties, Ltd. (Hong Kong)	67,000	975,685
SunTrust Banks, Inc.	3,000	200,370
Swedbank AB Class A (Sweden)	115,518	2,863,449
Swire Properties, Ltd. (Hong Kong)	69,000	261,339
Swiss Prime Site AG (Switzerland)	1,488	126,830
Swiss Re AG (Switzerland)	3,661	337,973
Synovus Financial Corp.	22,900	1,048,591
Toronto-Dominion Bank (Canada)	4,893	297,334
Travelers Cos., Inc. (The)	1,725	223,750
Two Harbors Investment Corp. R	4,371	65,259
U.S. Bancorp	141,696	7,482,966
UDR, Inc. R	2,842	114,902
United Overseas Bank, Ltd. (Singapore)	79,600	1,576,803
Vornado Realty Trust R	36,400	2,657,200
WP Carey, Inc. R	9,700	623,807
Zurich Insurance Group AG (Switzerland)	699	220,939
		298,831,889
Government (—%)
Poste Italiane SpA (Italy)	6,462	51,634
		51,634
Health care (7.8%)
AbbVie, Inc.	67,629	6,396,351
ABIOMED, Inc. †	17,500	7,870,625
Akorn, Inc. †	3,080	39,978
Alfresa Holdings Corp. (Japan)	37,500	1,003,344
Allergan PLC	11,003	2,095,851
Amgen, Inc.	56,116	11,632,286
Anthem, Inc.	52,442	14,371,730
Astellas Pharma, Inc. (Japan)	212,100	3,699,896
Baxter International, Inc.	96,087	7,407,347
Biogen, Inc. †	11,712	4,137,967
Boston Scientific Corp. †	193,713	7,457,951
Bristol-Myers Squibb Co.	187,945	11,667,626
Celgene Corp. †	34,209	3,061,363
Centene Corp. †	39,200	5,675,376
Charles River Laboratories International, Inc. †	16,379	2,203,631
Cigna Corp.	47,000	9,787,750
Coloplast A/S Class B (Denmark)	1,722	176,090
Concordia International Corp. (Canada) †	520	10,471
Dentsply Sirona, Inc.	88,100	3,324,894
Eli Lilly & Co.	119,455	12,818,716
Fresenius Medical Care AG & Co., KGaA (Germany)	29,608	3,045,060
Gilead Sciences, Inc.	84,836	6,550,188

Dynamic Asset Allocation Balanced Fund 33

COMMON STOCKS (58.9%)* cont.	Shares	Value
Health care cont.
GlaxoSmithKline PLC (United Kingdom)	247,259	$4,952,760
Hill-Rom Holdings, Inc.	9,700	915,680
Humana, Inc.	28,590	9,678,287
Intuitive Surgical, Inc. †	64	36,736
Ipsen SA (France)	5,177	870,358
Johnson & Johnson	121,959	16,851,075
Koninklijke Philips NV (Netherlands)	5,233	238,383
McKesson Corp.	53,000	7,030,450
Medipal Holdings Corp. (Japan)	49,000	1,022,522
Merck & Co., Inc.	187,505	13,301,605
Mettler-Toledo International, Inc. †	43	26,186
Mitsubishi Tanabe Pharma Corp. (Japan)	15,900	265,886
Novartis AG (Switzerland)	71,158	6,119,559
PerkinElmer, Inc.	570	55,444
Pfizer, Inc.	172,941	7,621,510
Roche Holding AG (Switzerland)	25,933	6,282,423
Shionogi & Co., Ltd. (Japan)	43,200	2,822,714
Siemens Healthineers AG (Germany) †	13,868	609,842
Sonic Healthcare, Ltd. (Australia)	3,126	56,287
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	1,100	134,475
Thermo Fisher Scientific, Inc.	213	51,989
UCB SA (Belgium)	22,301	2,004,086
UnitedHealth Group, Inc.	986	262,315
Vertex Pharmaceuticals, Inc. †	18,535	3,572,436
Waters Corp. †	5,100	992,868
WellCare Health Plans, Inc. †	14,500	4,647,105
Zoetis, Inc.	47,889	4,384,717
		219,242,189
Semiconductor (0.3%)
Applied Materials, Inc.	86,834	3,356,134
KLA-Tencor Corp.	51,400	5,227,894
Maxim Integrated Products, Inc.	3,133	176,670
		8,760,698
Software (2.8%)
Amdocs, Ltd.	40,726	2,687,101
Black Knight, Inc. †	27,600	1,433,820
CA, Inc.	71,900	3,174,385
Cadence Design Systems, Inc. †	65,100	2,950,332
F5 Networks, Inc. †	29,354	5,853,775
Intuit, Inc.	56,245	12,790,113
Microsoft Corp.	187,307	21,422,302
Nexon Co., Ltd. (Japan) †	29,000	379,027
NTT Data Corp. (Japan)	190,200	2,633,204
Oracle Corp.	373,700	19,267,972
Red Hat, Inc. †	48,448	6,602,493
		79,194,524
Technology services (4.2%)
Alphabet, Inc. Class A †	47,089	56,840,190
Capgemini SE (France)	14,848	1,868,738

  34 Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (58.9%)* cont.	Shares	Value
Technology services cont.
Cognizant Technology Solutions Corp. Class A	101,397	$7,822,779
Computershare, Ltd. (Australia)	24,063	347,009
Dell Technologies, Inc. Class V †	50,246	4,879,892
Dun & Bradstreet Corp. (The)	17,800	2,536,678
eBay, Inc. †	13,443	443,888
Facebook, Inc. Class A †	92,912	15,280,308
Fidelity National Information Services, Inc.	43,803	4,777,593
Fiserv, Inc. †	3,214	264,769
Genpact, Ltd.	1,705	52,190
IBM Corp.	72,300	10,932,483
Leidos Holdings, Inc.	21,300	1,473,108
NEC Corp. (Japan)	11,300	312,287
Palo Alto Networks, Inc. †	34,700	7,816,522
Zebra Technologies Corp. Class A †	11,400	2,015,862
		117,664,296
Transportation (1.1%)
Aena SME SA (Spain)	13,499	2,343,117
Central Japan Railway Co. (Japan)	15,700	3,269,336
Copa Holdings SA Class A (Panama)	10,300	822,352
Delta Air Lines, Inc.	180,900	10,461,447
easyJet PLC (United Kingdom)	103,806	1,777,852
Expeditors International of Washington, Inc.	37,500	2,757,375
International Consolidated Airlines Group SA (Spain)	317,399	2,727,758
Japan Airlines Co., Ltd. (Japan)	39,300	1,412,614
Kansas City Southern	33,962	3,847,215
Kyushu Railway Co. (Japan)	19,800	602,957
Norfolk Southern Corp.	2,457	443,489
		30,465,512
Utilities and power (2.0%)
AES Corp.	183,900	2,574,600
Ameren Corp.	50,600	3,198,932
American Electric Power Co., Inc.	43,380	3,074,774
Atmos Energy Corp.	13,800	1,295,958
CenterPoint Energy, Inc.	118,400	3,273,760
CLP Holdings, Ltd. (Hong Kong)	222,500	2,604,907
CMS Energy Corp.	75,200	3,684,800
Duke Energy Corp.	4,500	360,090
Endesa SA (Spain)	40,797	881,507
Enel SpA (Italy)	584,119	2,992,182
ENGIE SA (France)	82,434	1,212,168
Eni SpA (Italy)	188,049	3,554,920
Entergy Corp.	79,725	6,468,089
Evergy, Inc.	30,500	1,675,060
Exelon Corp.	5,596	244,321
HK Electric Investments & HK Electric Investments, Ltd. (units)
(Hong Kong)	361,500	364,809
Kinder Morgan, Inc.	425,816	7,549,718
NRG Energy, Inc.	145,600	5,445,440
OGE Energy Corp.	54,100	1,964,912

Dynamic Asset Allocation Balanced Fund 35

COMMON STOCKS (58.9%)* cont.	Shares	Value
Utilities and power cont.
Pinnacle West Capital Corp.	24,500	$1,939,910
SSE PLC (United Kingdom)	1,273	19,015
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	13,140	9,067
UGI Corp.	56,100	3,112,218
		57,501,157
Total common stocks (cost $1,411,090,895)		$1,662,961,266

	Principal
CORPORATE BONDS AND NOTES (15.4%)*	amount	Value
Basic materials (1.0%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	$265,000	$272,288
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	225,000	240,750
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	110,000	111,788
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	205,000	208,075
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	200,000	198,250
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	235,000	223,838
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	80,000	86,800
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	290,000	337,082
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	185,000	181,300
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	255,000	234,919
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	195,000	201,825
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	350,000	369,688
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	300,000	289,875
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	475,000	484,358
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	185,000	177,831
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	265,000	260,694
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	615,000	599,564
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	838,000	853,286
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	470,000	484,114
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	255,000	225,675
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	1,180,000	1,172,086
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	115,000	110,895
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	185,000	196,191
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	120,000	125,351

36 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	$80,000	$77,800
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	415,000	384,394
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	250,000	242,188
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	170,000	170,250
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	67,000	67,754
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	130,000	124,150
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	965,000	944,456
E. I. du Pont de Nemours & Co. sr. unsec. notes 3.625%, 1/15/21	525,000	530,298
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	515,000	488,606
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	190,000	181,450
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	230,000	244,950
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	115,000	104,650
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	600,000	590,250
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	943,000	948,781
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	680,000	653,112
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	220,000	227,150
Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	270,000	274,725
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	350,000	333,708
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	515,000	519,576
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	515,000	472,831
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	125,000	135,938
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	140,000	143,850
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	195,000	194,513
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	36,000	37,622
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	165,000	168,729
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	120,000	117,600
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	40,000	39,746
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	120,000	104,700
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	75,000	62,625
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	236,000	219,775

Dynamic Asset Allocation Balanced Fund 37

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	$500,000	$488,500
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	175,000	179,156
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	150,000	155,158
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	727,000	665,326
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	300,000	308,501
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26	240,000	241,800
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	285,000	282,863
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	570,000	542,432
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	270,000	261,853
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	210,000	247,275
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	150,000	151,875
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	85,000	84,575
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	75,000	71,438
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	165,000	168,465
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	13,000	13,192
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	255,000	243,963
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	255,000	250,305
Syngenta Finance NV 144A sr. unsec. notes 7.875%, 7/15/26	180,000	177,750
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	90,000	88,200
Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	35,000	38,325
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	295,000	297,213
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	275,000	268,813
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)	270,000	259,538
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	100,000	92,500
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	210,000	202,125
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	335,000	338,920
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	180,000	186,525
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27	290,000	293,193
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	170,000	173,188
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	993,000	882,128

38 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Basic materials cont.
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	$1,452,000	$1,365,531
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	800,000	1,038,886
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	245,000	316,341
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	405,000	512,231
WR Grace & Co.-Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	210,000	221,025
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	190,000	206,388
		27,768,197
Capital goods (0.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	350,000	330,313
American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	132,000	137,280
ARD Securities Finance SARL 144A sr. notes 8.75%, 1/31/23
(Luxembourg) ‡‡	209,138	208,877
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	405,000	423,731
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	95,000	98,230
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	57,000	57,932
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	220,000	221,100
Berry Global, Inc. 144A notes 4.50%, 2/15/26	95,000	90,250
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	240,000	244,174
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	95,000	104,500
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	470,000	495,263
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	315,000	333,113
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	150,000	163,125
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	510,000	497,537
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	196,000	197,225
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	290,000	273,083
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	245,000	234,164
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)	135,000	126,731
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	395,000	405,863
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	315,000	299,490
Honeywell International, Inc. sr. unsec. unsub. notes 4.25%, 3/1/21	255,000	261,986
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	405,000	391,331
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	515,000	490,193
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	840,000	805,704

Dynamic Asset Allocation Balanced Fund 39

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Capital goods cont.
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	$220,000	$211,642
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	205,000	203,463
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,165,000	1,095,475
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	340,000	350,200
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	900,000	890,226
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	140,000	143,500
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	135,000	150,382
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	215,000	204,788
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	905,000	899,555
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	330,000	335,363
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	200,000	202,500
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	246,000	230,933
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)	305,000	264,588
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	85,000	86,594
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	365,000	368,650
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	127,000	130,112
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25	220,000	208,450
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	2,360,000	2,312,024
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	210,000	218,400
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes
12.00%, 2/15/22 ‡‡	95,000	97,138
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25	345,000	329,475
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	335,000	343,839
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25	365,000	350,400
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	156,000	157,952
		16,676,844
Communication services (1.2%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,620,000	1,473,986
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	990,000	925,114
AT&T, Inc. sr. unsec. unsub. notes 5.80%, 2/15/19	535,000	541,223
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	765,000	698,932
AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	765,000	728,333
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	2,535,000	2,461,047
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	40,000	42,150
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	125,000	123,594

40 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	$330,000	$335,363
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	760,000	761,900
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	199,000	199,308
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	200,000	212,500
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28	240,000	251,400
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	218,000	218,048
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	115,000	115,719
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	1,434,000	1,541,526
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	480,000	487,405
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	149,706
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	334,000	296,184
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	122,812
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	1,144,000	1,021,026
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	540,000	475,155
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	110,000	132,736
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.375%, 2/15/25	945,000	914,759
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	405,000	382,355
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	225,000	231,750
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	575,000	553,438
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	435,000	408,657
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	530,000	502,633
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	697,000	654,859
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	135,000	138,994
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	355,000	342,104
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	670,000	638,526
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	470,000	459,425
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	338,000	355,746
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	455,000	497,770

Dynamic Asset Allocation Balanced Fund 41

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	$435,000	$584,186
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	200,000	167,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	460,000	412,275
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	170,000	170,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	80,000	62,377
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	205,000	182,450
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	335,000	316,575
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	570,000	567,150
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	10,000	10,525
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	495,000	524,081
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	185,000	238,497
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 5.15%, 4/30/20	835,000	861,124
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	1,420,000	1,454,823
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	53,000	54,590
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	510,000	491,974
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	230,000	230,000
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	352,000	353,760
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	67,000	70,015
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	63,000	63,391
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	318,000	343,043
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	465,000	491,738
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	787,500	784,546
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	570,000	593,826
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	50,000	51,400
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	135,000	134,494
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	75,000	74,672
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	230,000	216,488

42 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	$95,000	$90,665
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	400,000	482,752
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,835,000	1,709,086
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	815,000	794,774
Verizon Communications, Inc. sr. unsec. unsub. notes
4.125%, 3/16/27	1,625,000	1,632,409
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	340,000	348,500
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	765,000	749,700
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	695,000	684,733
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25	185,000	142,913
		35,536,715
Conglomerates (0.1%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	4,075,000	4,018,435
		4,018,435
Consumer cyclicals (1.7%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	350,000	413,944
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	1,425,000	2,182,317
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	380,000	356,705
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,555,000	1,489,932
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	230,000	220,225
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	225,000	215,438
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22	24,000	24,180
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	95,000	90,963
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	65,000	65,163
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	125,000	127,344
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	908,000	930,731
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	935,000	934,405
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	225,000	224,904
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,132,000	1,096,835

Dynamic Asset Allocation Balanced Fund 43

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	$105,000	$105,788
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	110,000	115,555
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	75,000	77,156
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25	95,000	100,463
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	184,000	184,865
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	215,000	219,300
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	376,000	336,411
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	463,000	437,353
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	152,000	148,973
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	425,000	408,417
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	99,000	99,495
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	53,000	52,139
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	130,000	130,650
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	420,000	427,350
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	550,000	521,125
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	360,000	342,900
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26	40,000	40,500
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	190,000	194,750
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24	60,000	58,425
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	510,000	497,923
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,680,000	1,555,136
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	70,000	73,675
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	1,146,000	1,078,550
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	140,000	140,967
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,559,000	1,464,923
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	288,000	280,126
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	170,000	164,444
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	195,000	197,925
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	125,000	126,939

44 Dynamic Asset Allocation Balanced Fund

		Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.		amount	Value
Consumer cyclicals cont.
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		$105,000	$104,081
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	165,000	130,921
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$150,000	145,781
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		1,565,000	1,542,667
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22		795,000	778,903
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		445,000	440,550
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26		893,000	921,427
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		117,000	88,043
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		370,000	370,463
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,460,000	1,481,900
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		55,000	52,800
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28		2,404,000	2,407,593
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		110,000	102,025
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		370,000	339,475
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		495,000	544,599
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		350,000	362,250
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		85,000	90,220
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		135,000	123,019
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		155,000	142,988
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27		1,489,000	1,382,382
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		65,000	67,681
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		135,000	135,581
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		245,000	251,125
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		145,000	142,100
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		190,000	191,900
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		60,000	60,600
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		175,000	169,260
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26		335,000	343,375

Dynamic Asset Allocation Balanced Fund 45

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	$230,000	$241,788
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	70,000	71,050
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	175,000	184,844
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	480,000	499,200
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	125,000	101,875
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	164,588	108,525
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	60,000	39,413
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	290,000	283,838
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	140,000	137,200
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	405,000	394,875
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	1,225,000	1,163,463
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	95,000	95,950
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	87,000	87,653
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	170,000	163,999
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	127,000	129,381
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	135,000	131,247
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	110,000	107,800
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	95,000	68,281
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	288,000	309,960
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	398,000
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	195,000	192,988
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	225,000	225,830
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	300,000	299,250
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	490,000	502,668
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
2.95%, 1/22/27	800,000	741,130
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	165,000	166,020
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	770,000	815,238
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	480,000	469,800

46 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	$140,000	$145,250
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	1,470,000	1,411,200
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	320,000	316,800
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	400,000	390,000
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	95,000	95,950
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	4,000	4,100
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	70,000	71,400
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	310,000	309,613
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,245,000	1,171,856
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	18,474
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	205,000	193,664
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	1,250,000	1,195,699
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	594,000	538,620
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	40,000	37,000
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN,
2.00%, 10/24/18	798,000	797,787
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	225,000	223,313
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	105,000	106,838
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	260,000	243,100
Viacom, Inc. sr. unsec. unsub. notes 4.50%, 3/1/21	430,000	437,434
Walt Disney Co. (The) sr. unsec. notes 2.75%, 8/16/21	165,000	163,095
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	173,000	167,378
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	380,000	366,700
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	185,000	185,000
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	70,000	69,475
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	155,000	152,094
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27	69,000	65,033
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	190,000	188,100
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	480,000	445,800
		48,511,057

Dynamic Asset Allocation Balanced Fund 47

		Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.		amount	Value
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		$295,000	$282,463
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)		65,000	65,081
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		205,000	194,238
Altria Group, Inc. company guaranty sr. unsec. notes 9.25%, 8/6/19		10,000	10,535
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/31/24		254,000	256,765
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.625%, 1/14/20		1,865,000	1,854,332
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46		2,614,000	2,643,593
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26		1,043,000	1,013,479
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.65%, 2/1/21		1,325,000	1,305,761
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22		495,000	477,941
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		280,000	282,800
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,430,000	1,358,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		270,000	256,500
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		400,000	411,152
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		215,000	194,575
Coca-Cola Co. (The) sr. unsec. unsub. bonds 2.25%, 9/1/26		430,000	390,378
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28		34,313	36,392
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36		311,257	306,446
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		120,000	112,650
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22		165,000	191,933
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	225,000	243,890
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45		$550,000	517,566
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37		509,000	637,440
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42		462,000	505,087
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		185,000	137,825
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		315,000	330,208
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		330,000	334,745
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		310,000	297,600
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		190,000	189,288
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		190,000	188,457

48 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	$140,000	$134,575
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	580,000	512,255
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.82%), 3.161%, 8/10/22	1,045,000	1,050,287
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,285,000	1,259,300
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	60,000	58,650
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	2,219,000	2,227,707
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	250,000	248,775
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	205,000	192,700
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	150,000	149,438
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,615,000	1,536,040
PepsiCo, Inc. sr. unsec. unsub. bonds 3.45%, 10/6/46	190,000	171,326
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	365,000	327,131
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	80,000	75,916
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	505,000	501,827
		23,473,547
Energy (1.7%)
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	520,000	494,000
Anadarko Petroleum Corp. sr. unsec. unsub. bonds 6.95%, 6/15/19	215,000	220,690
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	55,000	56,306
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	90,000	91,152
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	185,000	187,868
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	200,000	196,874
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	325,000	333,938
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	135,000	151,875
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	90,000	89,663
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	110,000	105,050
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	695,000	661,523
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	875,000	836,989
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	310,000	307,247
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.366%, 9/19/19 (United Kingdom)	535,000	529,446
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	165,000	157,575

Dynamic Asset Allocation Balanced Fund 49

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$130,000	$124,150
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	465,000	488,831
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	810,000	813,038
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	90,000	91,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	180,000	185,625
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	40,000	38,950
Chevron Corp. sr. unsec. unsub. notes 1.561%, 5/16/19	1,110,000	1,103,071
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	275,000	274,395
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	1,239,000	1,182,623
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	325,000	320,926
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	115,000	112,776
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	40,000	40,580
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	170,000	172,992
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	355,000	359,881
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	240,000	234,000
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	105,000	106,969
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	135,000	144,450
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	140,000	136,500
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	212,000	229,225
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	110,000	113,300
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	370,000	377,400
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	100,000	100,125
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	365,000	365,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	125,000	125,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	1,560,000	1,493,700
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	185,000	197,330
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	185,000	204,328
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	155,000	160,985

50 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	$180,000	$178,650
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	915,000	881,726
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	168,000	165,270
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	239,000	197,175
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	150,000	114,750
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	60,000	60,450
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	215,000	220,106
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	800,000	749,610
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	235,000	265,945
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	2,830,000	2,773,766
Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	175,000	202,124
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	420,000	424,200
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	365,000	373,213
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	340,000	328,950
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	265,000	263,675
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	198,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	170,000	198,929
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	40,000	36,500
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	70,000	63,700
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	145,000	143,550
Motiva Enterprises, LLC 144A sr. unsec. notes 5.75%, 1/15/20	214,000	219,008
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	350,000	335,533
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	35,000	34,381
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	185,000	193,094
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	70,000	72,538
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	175,000	173,688
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	95,000	98,563
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	55,000	56,238
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	152,000	154,657
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	215,000	218,763
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	1,095,000	1,113,847

Dynamic Asset Allocation Balanced Fund 51

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	$200,000	$198,411
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	3,697,000	3,743,767
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	528,000	501,600
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,471,000	1,476,516
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	826,000	852,845
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	342,000	314,213
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	114,000	106,020
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	12,000	2,598
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	575,000	123,625
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,250,000	1,290,418
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	220,000	219,120
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	559,000	565,429
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,834,000	1,714,790
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	175,000	179,813
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	225,000	231,469
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	57,000	57,774
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	35,000	34,038
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	525,000	509,288
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	166,388
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	508,000	521,812
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	305,000	311,100
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	95,000	96,330
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	175,000	168,438
Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	85,000	87,869
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	65,000	7
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	130,000	13
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	1,240,000	1,177,664

52 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Energy cont.
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	$1,590,000	$1,567,975
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	85,000	87,869
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	100,000	97,375
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	140,000	145,425
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	124,000	127,720
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	425,000	400,182
Statoil ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	710,000	705,992
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	190,000	191,663
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	95,000	95,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	865,000	841,213
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	640,000	608,800
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	105,000	106,575
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	375,000	371,250
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	195,000	201,338
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	125,000	124,219
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	110,000	106,150
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	340,000	333,200
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	55,000	51,975
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	200,000	208,000
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	360,000	479,686
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	7,000	8,435
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	779,000	783,491
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	445,000	442,104
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	155,000	175,925
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	160,000	162,000
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	58,000	60,103
		47,364,515
Financials (4.8%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	830,000	817,362
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	660,000	647,234
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,040,000	1,024,961
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,630,000	1,505,222
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	130,000	130,975
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	115,000	119,025

Dynamic Asset Allocation Balanced Fund 53

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	$337,000	$408,191
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	70,000	74,200
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	810,000	836,326
Ally Financial, Inc. unsec. sub. notes 8.00%, 12/31/18	77,000	77,770
American Express Co. sr. unsec. bonds 8.125%, 5/20/19	865,000	894,011
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	519,570
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,735,000	1,684,388
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	1,105,000	1,083,413
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	207,000
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	370,000	390,350
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	600,000	569,159
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	600,000	602,211
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	478,000	500,705
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	60,000	64,770
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,720,000	2,522,905
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	295,000	288,681
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 3.094%, 9/15/26	125,000	120,472
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,722,000	1,984,374
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	775,000	771,906
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	125,000	116,793
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	210,000	204,747
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	1,070,000	1,051,165
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.05%,
10/30/18 (Canada)	834,000	833,821
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,250,000	1,220,948
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	190,000	190,908
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,318,000	1,351,695
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	330,000	337,767
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	310,000	314,797
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	1,290,000	1,261,612
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	390,000	408,183

54 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	$395,000	$410,176
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	531,000	562,416
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	215,000	210,097
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	240,000	249,407
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	370,000	377,306
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	63,000	64,181
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	589,000	600,780
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	68,000	69,360
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	640,000	639,656
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	580,000	549,825
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	1,205,000	1,189,335
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	3,360,000	3,262,022
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	445,000	434,066
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	520,000	513,992
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	400,000	402,646
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	1,450,000	1,430,493
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	240,000	245,400
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,285,000	1,200,880
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,530,000	1,510,421
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,690,000	1,645,331
Cooperatieve Rabobank UA company guaranty sr. unsec. unsub.
bonds Ser. MTN, 5.25%, 5/24/41 (Netherlands)	760,000	853,275
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	70,000	73,325
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	179,000	180,566
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	560,000	519,384
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	631,000	622,324
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	955,000	928,816
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,620,000	1,552,891
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	1,140,000	1,139,062
Digital Realty Trust LP company guaranty sr. unsec. notes
3.40%, 10/1/20 R	605,000	605,575
DnB Bank ASA 144A sr. unsec. notes 2.125%, 10/2/20 (Norway)	550,000	535,650
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	125,000	154,219
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	212,850
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	2,055,000	2,026,020
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	245,000	248,470
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	151,000	147,980

Dynamic Asset Allocation Balanced Fund 55

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	$445,000	$455,826
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	195,000	189,150
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	265,000	257,050
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 3.373%, 11/15/25 (Ireland)	1,140,000	1,085,247
GE Capital International Funding Co. Unlimited Co. company
guaranty sr. unsec. notes 2.342%, 11/15/20 (Ireland)	1,525,000	1,486,678
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	165,000	171,806
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,840,000	1,813,057
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,755,000	2,672,874
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	2,580,000	2,538,577
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	1,015,000	1,010,416
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	164,000	197,004
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5.125%, 4/15/22	205,000	214,392
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	1,047,000	960,022
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	55,000	53,558
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	277,017
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	290,000	284,309
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	255,000	255,334
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	745,000	747,362
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	785,000	776,854
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	150,000	153,563
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	145,000	148,625
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	67,000	68,217
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	127,000	128,588
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	2,130,000	2,242,649
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	110,000	116,463
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	95,000	95,713
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	100,000	98,500
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	278,000	287,730
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	1,305,000	1,334,363
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	3,028,000	2,765,807
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	3,080,000	2,904,783
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,045,000	3,036,428
KeyCorp sr. unsec. unsub. notes Ser. MTN, 1.86%, 12/13/18	974,000	974,014
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	340,000	337,579

56 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6.375%, 9/29/20	$725,000	$763,414
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	621,000	726,570
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	436,000	379,014
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	470,000	461,670
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	340,000	331,925
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	595,000	588,390
Macquarie Group Ltd. 144A sr. unsec. notes 7.625%,
8/13/19 (Australia)	1,215,000	1,260,561
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,155,000	1,130,737
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	300,000	367,500
MetLife, Inc. sr. unsec. unsub. notes 4.75%, 2/8/21	355,000	366,208
Metropolitan Life Global Funding I 144A notes 1.55%, 9/13/19	378,000	373,304
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	130,000	127,339
Metropolitan Life Global Funding I 144A sr. notes 1.75%, 9/19/19	644,500	637,661
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	95,000	97,375
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	90,000	82,359
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	530,000	535,987
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	1,260,000	1,258,348
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	575,000	565,367
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	965,000	937,778
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	3,065,000	2,943,237
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	1,050,000	1,043,272
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 3.017%, 12/9/19 (Australia)	1,570,000	1,579,756
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	450,000	438,833
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	1,565,000	1,538,494
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	810,000	792,514
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	270,000	270,324
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	405,000	378,142
Nordea Bank AB 144A sr. unsec. notes 2.50%, 9/17/20 (Finland)	1,300,000	1,280,012
Nordea Bank AB 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	815,000	788,324
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	520,000	610,330

Dynamic Asset Allocation Balanced Fund 57

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	$995,000	$966,384
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	700,000	687,511
Protective Life Global Funding 144A notes 2.262%, 4/8/20	665,000	654,827
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	285,000	285,000
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	265,000	276,263
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	200,000	199,750
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	800,000	769,796
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,575,000	1,558,497
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	615,000	629,005
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	202,000	206,798
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	565,000	558,683
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	635,000	618,286
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	685,000	689,575
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	5,355,000	5,276,239
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	105,000	104,475
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	210,000	209,475
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	85,000	86,169
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	255,000	244,191
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,370,000	1,333,796
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	385,000	374,687
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	220,000	220,000
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,051,000	987,761
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	235,000	238,682
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,085,000	2,078,028
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,500,000	1,472,855
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. unsub. notes 2.65%, 2/1/22 (Switzerland)	2,320,000	2,242,624
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	595,000	588,138
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	581,000	586,807
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	235,000	234,413
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	395,000	396,308

58 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Financials cont.
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	$195,000	$196,950
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	700,000	682,500
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	65,000	68,088
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	200,000	209,250
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	455,000	477,750
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,600,000	1,584,128
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	485,000	495,056
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	3,115,000	3,075,100
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)	550,000	527,820
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	405,000	392,498
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	210,000	211,730
		135,996,007
Health care (1.4%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	296,000	286,489
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20	945,000	934,409
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	410,000	369,000
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)	318,000	315,868
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)	640,000	626,716
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	552,000	546,103
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20	730,000	733,603
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	794,000	718,778
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	260,000	197,600
AstraZeneca PLC sr. unsec. unsub. notes 6.45%, 9/15/37
(United Kingdom)	422,000	528,937
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	70,000	70,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	240,000	258,900
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	195,000	209,869
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	310,000	294,500
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	289,000	281,775
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	10,000	9,963
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	265,000	279,973
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	90,000	93,600
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	215,000	225,750

Dynamic Asset Allocation Balanced Fund 59

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Health care cont.
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	$1,406,000	$1,390,628
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	1,207,000	1,154,178
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	975,000	977,340
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	265,000	251,088
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	230,000	241,500
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	155,000	156,744
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	105,000	107,504
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	545,000	517,587
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	500,000	280,150
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	325,000	270,199
Cigna Corp. sr. unsec. unsub. notes 4.50%, 3/15/21	490,000	500,001
CVS Health Corp. sr. unsec. notes zero %, 12/1/22	732,000	758,173
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	1,071,000	1,095,465
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	3,214,000	3,198,603
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	865,000	864,380
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	1,643,000	1,668,140
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	285,000	245,670
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23	95,000	83,838
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	1,463,000	1,458,524
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	210,000	216,038
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	395,000	410,800
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	750,000	760,312
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	34,000	37,230
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	155,000	156,163
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	125,000	137,538
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	105,000	88,594
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	865,000	823,710
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	125,000	127,031
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	50,000	49,125
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,430,000	1,436,463
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	880,000	843,700
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	354,000	358,966
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	170,000	166,090

60 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Health care cont.
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	$670,000	$643,234
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,315,000	1,297,295
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	1,210,000	1,186,911
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	123,000	124,538
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	310,000	297,541
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	345,000	350,672
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	830,000	766,126
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	675,000	642,827
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	90,000	92,700
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	130,000	134,271
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	140,000	147,532
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)	295,000	311,185
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	200,000	203,089
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.70%, 2/15/21	640,000	658,848
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	550,000	524,167
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,625,000	1,628,997
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	545,000	528,140
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	125,000	127,031
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	85,000	86,488
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	730,000	722,483
		38,287,380
Technology (1.3%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	1,700,000	1,726,757
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	670,000	603,779
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	1,125,000	1,117,933
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,680,000	1,714,376
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	335,000	334,832
Apple, Inc. sr. unsec. notes 2.10%, 5/6/19	2,865,000	2,857,866
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	493,000	512,595
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	600,000	575,252
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	792,000	780,930
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	223,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	395,000	400,728
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	967,000	910,375
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,550,000	1,408,407
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	660,000	610,418
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	685,000	734,800
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	222,000	276,336
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,289,000	1,355,558

Dynamic Asset Allocation Balanced Fund 61

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	$45,000	$46,349
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	80,000	82,700
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	500,000	500,990
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
5.00%, 10/15/25	105,000	110,558
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	260,000	270,725
First Data Corp. 144A notes 5.75%, 1/15/24	385,000	391,256
First Data Corp. 144A sr. notes 5.375%, 8/15/23	160,000	162,440
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	1,115,000	1,117,339
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	850,000	802,931
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	500,000	486,300
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	500,000	504,370
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	330,000	334,472
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	55,000	55,756
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	561,000	685,922
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	1,415,000	1,401,593
Microsoft Corp. sr. unsec. unsub. bonds 3.30%, 2/6/27	1,310,000	1,284,883
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	855,000	788,356
Microsoft Corp. sr. unsec. unsub. notes 5.30%, 2/8/41	85,000	100,131
Microsoft Corp. sr. unsec. unsub. notes 4.20%, 6/1/19	555,000	561,074
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	2,030,000	1,948,447
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	215,000	244,733
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	561,000	539,253
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	694,000	644,121
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	485,000	470,456
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	2,295,000	2,283,530
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	165,000	164,175
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	85,000	86,488
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,310,000	1,298,791
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	125,000	136,563
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	320,000	311,200
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	415,000	416,038
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	270,000	255,442
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,465,000	1,416,764
		35,825,088
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	480,000	453,145
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	124,713	130,272

62 Dynamic Asset Allocation Balanced Fund

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Transportation cont.
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	$95,000	$92,010
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	254,000	236,433
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	450,000	442,759
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	78,022	81,563
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	281,976	278,992
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	345,000	351,900
		2,067,074
Utilities and power (0.7%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	830,000	850,750
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	44,000	44,275
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	105,000	105,263
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	105,000	106,050
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	870,000	927,001
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	80,000	82,287
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	735,000	663,936
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	152,000	184,007
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	190,000	168,150
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	145,000	134,306
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	24,000	24,120
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	50,000	53,879
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	133,000	158,399
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7.125%, 12/1/18	634,000	638,725
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	275,000	269,331
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	630,000	618,884
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	980,000	911,420
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	49,000	52,736
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	135,000	148,669
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	65,000	81,833
Electricite de France (EDF) 144A sr. unsec. notes 6.50%,
1/26/19 (France)	375,000	379,377
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	360,000	339,065
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	830,000	835,268
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,484,000	1,561,910
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	105,000	108,969

Dynamic Asset Allocation Balanced Fund 63

	Principal
CORPORATE BONDS AND NOTES (15.4%)* cont.	amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	$1,525,000	$1,435,571
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	6,000	5,837
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	9,000	9,155
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,190,000	1,299,000
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	102,000	68,850
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	245,000	237,635
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	123,000	126,266
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	599,000	598,122
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	300,000	294,206
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,374,000	1,336,656
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	107,000	135,205
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	400,000	488,664
Nevada Power Co. mtge. notes 7.125%, 3/15/19	265,000	270,061
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	450,000	421,875
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	175,000	189,875
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	265,000	278,250
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	95,000	95,950
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	450,000	431,924
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	175,000	201,821
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	170,000	173,695
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	760,000	718,616
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	370,000	375,470
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	20,000	19,646
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	160,000	187,796
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	64,000	480
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	295,000	298,319
		19,147,555
Total corporate bonds and notes (cost $440,434,635)		$434,672,414

64 Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (10.2%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
4.70%, with due dates from 5/20/67 to 8/20/67	$210,800	$223,054
4.629%, 6/20/67	99,440	104,785
4.507%, 3/20/67	95,403	99,815
4.00%, with due dates from 3/15/46 to 3/20/46	857,695	876,080
3.50%, with due dates from 7/20/47 to 11/20/47	75,575,292	75,244,338
		76,548,072
U.S. Government Agency Mortgage Obligations (7.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, with due dates from 9/1/45 to 5/1/48	21,669,952	21,895,872
3.00%, 2/1/47	1,785,317	1,710,209
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 10/1/48	11,000,000	11,891,172
4.00%, 1/1/57	1,817,166	1,840,661
4.00%, TBA, 11/1/48	18,000,000	18,150,469
4.00%, TBA, 10/1/48	18,000,000	18,174,375
4.00%, 8/1/47	8,408,838	8,501,795
3.50%, with due dates from 12/1/47 to 6/1/56	60,015,445	59,105,824
3.00%, TBA, 10/1/48	1,000,000	956,797
3.00%, with due dates from 12/1/31 to 3/1/47	57,626,358	55,905,332
3.00%, TBA, 10/1/33	13,000,000	12,840,547
		210,973,053
Total U.S. government and agency mortgage obligations (cost $295,756,210)		$287,521,125

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)*	amount	Value
Agency collateralized mortgage obligations (0.4%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.916%,
10/25/27 (Bermuda)	$601,212	$602,288
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.566%,
8/25/28 (Bermuda)	718,000	722,039
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
17.108%, 4/15/37	84,889	115,602
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.882%, 11/15/35	51,843	69,242
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
15.152%, 12/15/36	53,507	65,385
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.429%, 6/15/34	89,653	99,703
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	931,625	1,033,107
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.816%, 12/25/27	706,868	721,288
IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.95%),
4.792%, 3/15/41	1,913,719	309,046
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.416%, 3/25/25	43,234	43,348

Dynamic Asset Allocation Balanced Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 4.166%, 5/25/25	$323,845	$332,348
Ser. 3391, PO, zero %, 4/15/37	6,351	5,207
Ser. 3206, Class EO, PO, zero %, 8/15/36	3,484	2,894
Ser. 3326, Class WF, zero %, 10/15/35 W	3,019	2,039
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	7,041	5,140
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt Notes FRB Ser. 16-DNA1, Class M3, (1 Month
US LIBOR + 5.55%), 7.766%, 7/25/28	580,000	701,933
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.605%, 7/25/36	29,186	46,400
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
16.075%, 6/25/37	73,633	96,695
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.603%, 8/25/35	34,075	40,999
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
13.253%, 12/25/35	35,356	42,070
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.633%, 11/25/34	16,689	18,489
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.216%, 9/25/28	600,000	704,756
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.116%, 11/25/24	1,203,904	1,377,812
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	559,644	596,275
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.816%, 5/25/24	346,000	368,251
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
(1 Month US LIBOR + 1.35%), 3.566%, 1/25/29	61,033	61,197
Ser. 07-14, Class KO, PO, zero %, 3/25/37	21,278	17,006
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,096	1,691
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,440	1,971
Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,998	3,181
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	2,299,365	505,860
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	460,795	104,278
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	107,774	14,625
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	100,214	20,664
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.885%, 6/20/43	1,943,680	342,143
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	4,055,268	509,139
Ser. 13-14, IO, 3.50%, 12/20/42	1,301,103	189,727
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	1,732,264	213,415
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	2,316,111	188,995
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,851,576	203,303
Ser. 16-H16, Class EI, IO, 2.206%, 6/20/66 W	3,706,542	414,762
Ser. 15-H26, Class EI, IO, 1.72%, 10/20/65 W	3,057,432	264,162

66 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H25, Class BI, IO, 1.539%, 10/20/65 W	$5,306,416	$479,169
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,019	2,423
		11,660,067
Commercial mortgage-backed securities (1.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.412%, 1/15/49 W	1,474,972	2,646
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.086%, 7/10/42 W	23,008	1
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,364,986	24
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.583%, 11/10/41 W	237,191	863
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	30,860	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.283%, 3/11/39 W	257,982	167,688
FRB Ser. 06-PW14, Class X1, IO, 0.506%, 12/11/38 W	251,325	3,694
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.749%, 12/11/49 W	24,999	3
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	165,162	6
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.947%, 12/15/47 W	254,000	260,350
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	580,000	587,970
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class XA, IO, 1.966%, 9/10/45 W	6,789,911	364,048
FRB Ser. 06-C5, Class XC, IO, zero %, 10/15/49 W	6,119,534	61
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	269,447	272,614
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.889%, 7/15/47 W	346,000	345,657
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	411,000	424,982
FRB Ser. 14-UBS6, Class C, 4.612%, 12/10/47 W	1,104,000	1,067,028
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	942,000	928,060
FRB Ser. 14-CR19, Class XA, IO, 1.344%, 8/10/47 W	8,732,239	354,711
FRB Ser. 14-CR18, Class XA, IO, 1.308%, 7/15/47 W	6,323,881	243,722
FRB Ser. 14-CR16, Class XA, IO, 1.302%, 4/10/47 W	1,928,842	75,609
FRB Ser. 13-CR11, Class XA, IO, 1.272%, 8/10/50 W	6,588,671	264,706
FRB Ser. 14-UBS6, Class XA, IO, 1.111%, 12/10/47 W	6,916,579	280,253
FRB Ser. 14-LC17, Class XA, IO, 1.072%, 10/10/47 W	7,674,277	227,420
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.308%, 7/10/46 W	617,000	628,569
FRB Ser. 06-C8, Class XS, IO, 0.641%, 12/10/46 W	2,365,091	86
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.101%, 1/15/49 W	4,305,583	14
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.221%, 5/15/38 W	100,854	204

Dynamic Asset Allocation Balanced Fund 67

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.44%, 4/15/50 W	$1,225,000	$1,215,864
Ser. 15-C1, Class AS, 3.791%, 4/15/50 W	1,048,000	1,036,481
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.94%, 4/15/50 W	946,000	849,138
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.508%, 12/15/49 W	1,226,000	1,191,261
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.516%, 8/10/44 W	2,787,000	2,870,769
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.27%, 12/10/49 W	10,005,033	12,794
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 1.175%, 5/10/43 W	66,120	5
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.108%, 1/10/47 W	446,000	441,540
FRB Ser. 14-GC22, Class C, 4.846%, 6/10/47 W	618,000	614,649
FRB Ser. 13-GC10, Class XA, IO, 1.667%, 2/10/46 W	4,382,996	269,993
FRB Ser. 13-GC12, Class XA, IO, 1.576%, 6/10/46 W	2,447,815	128,645
FRB Ser. 14-GC22, Class XA, IO, 1.147%, 6/10/47 W	5,292,045	207,448
FRB Ser. 14-GC24, Class XA, IO, 0.946%, 9/10/47 W	5,909,843	197,980
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	851,000	857,776
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	60,000	59,250
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	456,000	473,586
JP Morgan Chase Commercial Mortgage Securities Trust 144A FRB
Ser. 12-C8, Class C, 4.758%, 10/15/45 W	427,000	430,771
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.71%, 9/15/47 W	511,000	495,000
FRB Ser. 14-C19, Class XA, IO, 1.278%, 4/15/47 W	8,084,609	150,875
FRB Ser. 15-C33, Class XA, IO, 1.154%, 12/15/48 W	5,002,535	285,144
FRB Ser. 14-C25, Class XA, IO, 1.097%, 11/15/47 W	8,475,941	330,341
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 05-LDP5, Class F, 5.896%, 12/15/44 W	155,482	153,673
Ser. 12-C6, Class AS, 4.117%, 5/15/45	770,000	784,053
Ser. 13-C10, Class AS, 3.372%, 12/15/47	196,000	190,006
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	626,000	611,687
FRB Ser. 07-LDPX, Class X, IO, 0.331%, 1/15/49 W	3,401,540	6,783
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	4,452,526	6,022
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.312%, 5/15/45 W	1,175,000	1,038,371
FRB Ser. 12-C8, Class D, 4.806%, 10/15/45 W	755,000	724,351
FRB Ser. 12-LC9, Class D, 4.518%, 12/15/47 W	186,000	183,650
FRB Ser. 05-CB12, Class X1, IO, 0.404%, 9/12/37 W	647,013	866
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	261,326	3
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.319%, 4/15/41 W	123,203	127,971
FRB Ser. 07-C2, Class XW, IO, 0.407%, 2/15/40 W	122,313	51
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.537%, 11/15/40 W	465,273	1,279

68 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.217%, 4/20/48 W	$1,125,000	$1,031,704
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 1.081%, 8/12/39 W	173,720	122
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	257,114	7
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,827	407
FRB Ser. 06-C4, Class X, IO, 6.641%, 7/15/45 W	60,654	1,823
FRB Ser. 07-C5, Class X, IO, 6.194%, 12/15/49 W	457,054	285
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.614%, 8/15/47 W	1,106,000	1,071,708
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	842,000	829,022
FRB Ser. 13-C7, Class C, 4.255%, 2/15/46 W	568,000	559,164
Ser. 12-C5, Class AS, 3.792%, 8/15/45	681,000	679,807
Ser. 12-C6, Class AS, 3.476%, 11/15/45	810,000	805,146
FRB Ser. 14-C17, Class XA, IO, 1.349%, 8/15/47 W	5,291,846	206,557
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.726%, 11/15/45 W	491,000	492,381
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	130,165	32,541
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.326%, 7/15/49 W	324,000	326,276
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	417,718	34,879
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.209%, 8/10/49 W	326,000	329,883
FRB Ser. 12-C4, Class XA, IO, 1.792%, 12/10/45 W	4,785,691	252,828
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.417%, 10/15/44 W	277,020	274,363
FRB Ser. 06-C29, IO, 0.374%, 11/15/48 W	2,103,925	84
FRB Ser. 07-C34, IO, 0.117%, 5/15/46 W	1,481,511	363
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	575,467	115
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	128,035	1
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.423%, 7/15/46 W	501,000	476,189
FRB Ser. 14-LC16, Class XA, IO, 1.498%, 8/15/50 W	13,563,352	690,375
FRB Ser. 16-LC25, Class XA, IO, 1.221%, 12/15/59 W	6,406,640	357,805
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.423%, 7/15/46 W	521,000	455,236
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	491,000	510,841
FRB Ser. 13-C15, Class C, 4.621%, 8/15/46 W	524,000	522,214
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	1,253,000	1,280,792
Ser. 13-C12, Class AS, 3.56%, 3/15/48	650,000	645,866
Ser. 13-C11, Class AS, 3.311%, 3/15/45	181,000	180,576
FRB Ser. 14-C22, Class XA, IO, 0.998%, 9/15/57 W	27,391,530	1,032,852
FRB Ser. 13-C14, Class XA, IO, 0.874%, 6/15/46 W	13,528,758	428,862

Dynamic Asset Allocation Balanced Fund 69

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.865%, 3/15/44 W	$1,022,000	$904,940
FRB Ser. 11-C5, Class C, 5.862%, 11/15/44 W	484,000	505,024
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	530,000	524,724
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	1,606,000	1,587,560
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	232,000	218,311
FRB Ser. 12-C9, Class D, 4.94%, 11/15/45 W	546,000	517,353
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	599,000	514,915
FRB Ser. 12-C9, Class XA, IO, 2.048%, 11/15/45 W	5,463,805	391,755
FRB Ser. 12-C10, Class XA, IO, 1.716%, 12/15/45 W	4,683,150	245,669
		41,370,390
Residential mortgage-backed securities (non-agency) (0.8%)
Arroyo Mortgage Trust 144A Ser. 18-1, Class A3, 4.157%, 4/25/48 W	826,335	826,335
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.30%), 2.516%, 9/25/45	275,617	264,868
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.011%, 5/25/35 W	712,170	729,870
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	1,165,355	1,083,193
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	401,866	393,283
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	1,624,545	1,372,741
FRB Ser. 05-27, Class 1A1, 2.217%, 8/25/35 W	218,168	185,661
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR
+ 5.15%), 7.366%, 11/25/28	800,000	948,581
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	1,491,350	1,726,346
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	1,619,329	1,881,499
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.766%, 4/25/28	2,158,484	2,449,334
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	357,728	398,040
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	329,691	363,254
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	90,000	102,379
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	252,955	277,799
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 3.016%, 2/25/34	703,368	684,186
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
3.539%, 2/25/35 W	243,904	248,572
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 3.041%, 8/25/34	232,279	232,279
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.89%, 8/26/47 W	160,000	155,811

70 Dynamic Asset Allocation Balanced Fund

	Principal
MORTGAGE-BACKED SECURITIES (2.7%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.766%, 7/25/28 (Bermuda)	$205,000	$205,584
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.266%, 10/25/34	540,000	548,592
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
(1 Month US LIBOR + 0.52%), 2.736%, 3/25/34	382,694	378,535
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.116%, 11/25/34	689,971	689,516
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 3.066%, 5/25/47	770,379	663,463
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 2.376%, 4/25/36	189,228	188,686
Vericrest Opportunity Loan Transferee LXI, LLC 144A Ser. 17-NPL8,
Class A1, 3.125%, 6/25/47	327,654	324,992
Vericrest Opportunity Loan Transferee LXIII, LLC 144A Ser. 17-NP10,
Class A1, 3.00%, 10/25/47	292,403	288,894
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 4.022%, 10/25/35 W	1,161,087	1,159,144
FRB Ser. 07-HY2, Class 1A1, 3.603%, 12/25/36 W	613,296	600,262
FRB Ser. 05-AR14, Class 1A2, 3.538%, 12/25/35 W	449,803	451,468
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
3.176%, 7/25/45	455,568	451,195
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.616%, 8/25/45	405,525	401,632
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.192%, 4/25/36 W	735,225	746,253
FRB Ser. 06-AR2, Class 1A1, 4.019%, 3/25/36 W	745,102	747,708
		22,169,955
Total mortgage-backed securities (cost $75,551,894)		$75,200,412

	Principal
COMMODITY LINKED NOTES (0.6%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2019 (Indexed to the
S&P GSCI Excess Return Index multiplied by 3)	$13,830,000	$18,289,123
Total commodity Linked Notes (cost $13,830,000)		$18,289,123

	Principal
ASSET-BACKED SECURITIES (0.6%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.016%, 11/25/50	$1,579,000	$1,579,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.112%, 4/24/19	4,221,000	4,221,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 9/24/19	4,106,000	4,106,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 7/24/19	3,322,000	3,322,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.912%, 11/24/18	2,750,000	2,750,000

Dynamic Asset Allocation Balanced Fund 71

	Principal
ASSET-BACKED SECURITIES (0.6%)* cont.	amount	Value
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.816%, 1/25/46	$1,885,657	$1,876,040
Total asset-backed securities (cost $17,856,073)		$17,854,040

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$310,000	$254,975
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	3,365,000	3,003,263
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	962,000	817,700
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)	160,000	135,600
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	265,000	209,350
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	505,000	464,006
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	250,000	208,175
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	150,000	124,905
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	942,000	947,888
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)	169,000	156,595
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	935,000	907,700
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	910,000	764,400
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	222,000	206,460
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	2,270,000	2,304,050
Indonesia (Republic of) 144A sr. unsec. notes 5.25%,
1/17/42 (Indonesia)	475,000	485,094
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	400,000	406,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	400,000	448,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	990,000	976,388
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	360,000	349,650
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	590,000	538,375
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	960,000
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)	300,000	298,700

72 Dynamic Asset Allocation Balanced Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.6%)* cont.	amount	Value
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	$440,000	$409,750
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	1,575,000	1,548,926
Total foreign government and agency bonds and notes (cost $18,047,146)		$16,925,950

	Principal
SENIOR LOANS (0.2%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	$330,565	$333,103
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	419,688	422,120
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	325,000	331,500
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	104,024	104,631
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	238,186	234,514
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	123,047	117,602
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	133,168	133,334
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	113,871	114,512
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	260,000	256,750
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	134,304	135,059
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	263,498	256,252
Keane Group Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.75%), 6.079%, 5/25/25	99,325	97,835
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	577,100	578,903
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	159,926	148,231
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	134,660	132,832
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	332,893	253,346
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	170,000	163,200
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	178,650	177,087
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	401,625	389,890
Total senior loans (cost $4,444,341)		$4,380,701

INVESTMENT COMPANIES (—%)*	Shares	Value
SPDR S&P 500 ETF Trust	2,386	$693,658
Total investment companies (cost $648,541)		$693,658

Dynamic Asset Allocation Balanced Fund 73

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	7,508	$210,299
Nine Point Energy 6.75% cv. pfd.	27	31,762
Total convertible preferred stocks (cost $164,227)		$242,061

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	$22,669,900	$22,669,900	$239,530
Total purchased options outstanding (cost $254,787)				$239,530

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	5,340	$140,442
Total preferred stocks (cost $133,500)		$140,442

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$150,000	$143,065
Total convertible bonds and notes (cost $139,315)		$143,065

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value
Halcon Resources Corp.	9/9/20	$14.04	1,758	$176
Total warrants (cost $—)				$176

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)*		shares	Value
Barclays Bank PLC CCP asset backed commercial paper
2.064%, 10/12/18		$13,500,000	$13,488,915
CHARTA, LLC asset backed commercial paper 2.264%, 11/14/18		10,000,000	9,970,926
CRC Funding, LLC asset backed commercial paper
2.264%, 11/14/18		4,500,000	4,486,852
DnB Bank ASA/New York certificates of deposit 2.160%, 11/2/18		7,000,000	7,000,277
Fairway Finance Co., LLC asset backed commercial paper
2.273%, 12/11/18		14,000,000	13,933,322
IBM Credit, LLC commercial paper 2.135%, 10/24/18		7,800,000	7,787,680
Liberty Street Funding, LLC asset backed commercial paper
2.273%, 12/14/18		14,250,000	14,179,379
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.224%, 10/24/18		9,250,000	9,235,268
MetLife Short Term Funding, LLC asset backed commercial paper
2.179%, 11/20/18		14,000,000	13,954,264
NRW.Bank commercial paper 2.094%, 10/12/18		14,000,000	13,988,246
Old Line Funding, LLC asset backed commercial paper
2.108%, 10/15/18		12,000,000	11,987,572
Putnam Cash Collateral Pool, LLC 2.25% [d]	Shares	2,307,325	2,307,325
Putnam Short Term Investment Fund 2.24% L	Shares	209,177,907	209,177,907
Regency Markets No. 1, LLC asset backed commercial paper
2.114%, 10/11/18		$7,500,000	7,494,095
Simon Property Group LP commercial paper 2.178%, 11/16/18		7,500,000	7,477,247
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.97% P	Shares	70,000	70,000

74 Dynamic Asset Allocation Balanced Fund

	Principal amount/
SHORT-TERM INVESTMENTS (13.2%)* cont.	shares	Value
U.S. Treasury Bills 1.962%, 10/11/18 # ∆ §	$4,970,000	$4,967,174
U.S. Treasury Bills 1.978%, 10/4/18 # ∆ §	2,824,000	2,823,523
U.S. Treasury Bills 1.997%, 10/25/18 #	764,001	762,940
U.S. Treasury Bills 2.016%, 11/1/18 # ∆ Φ §	2,071,000	2,067,322
U.S. Treasury Bills 2.043%, 11/8/18 # ∆ Φ §	1,085,001	1,082,630
U.S. Treasury Bills 2.061%, 11/15/18 # ∆ §	1,581,000	1,576,886
Victory Receivables Corp. asset backed commercial paper
2.177%, 11/9/18	14,000,000	13,963,511
Total short-term investments (cost $373,817,103)		$373,783,261

TOTAL INVESTMENTS
Total investments (cost $2,652,168,667)		$2,893,047,224

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CNH	Chinese Yuan (Offshore)
EUR	Euro
USD/$	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,823,876,016.

Dynamic Asset Allocation Balanced Fund 75

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $4,840, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $6,986,114 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,192,894 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $217,523 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,370,707 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $53,566,937 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

76 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$2,223,424	$2,212,214	$11,210
	Canadian Dollar	Sell	10/17/18	7,492,406	7,335,727	(156,679)
	Euro	Buy	12/19/18	8,078,948	8,148,059	(69,111)
	Hong Kong Dollar	Buy	11/19/18	1,731,546	1,729,805	1,741
	Japanese Yen	Sell	11/19/18	2,465,589	2,517,395	51,806
	New Zealand Dollar	Buy	10/17/18	2,630,360	2,639,907	(9,547)
	New Zealand Dollar	Sell	10/17/18	2,630,360	2,674,166	43,806
	Norwegian Krone	Sell	12/19/18	771,171	747,288	(23,883)
	Swedish Krona	Sell	12/19/18	1,772,020	1,739,115	(32,905)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	6,285,474	6,365,550	(80,076)
	Australian Dollar	Sell	10/17/18	6,285,474	6,315,540	30,066
	British Pound	Sell	12/19/18	2,860,058	2,845,799	(14,259)
	Canadian Dollar	Buy	10/17/18	5,670,285	5,591,425	78,860
	Canadian Dollar	Sell	10/17/18	5,670,285	5,578,398	(91,887)
	Euro	Sell	12/19/18	7,145,189	7,162,001	16,812
	Japanese Yen	Sell	11/19/18	1,449,816	1,480,261	30,445
	New Zealand Dollar	Buy	10/17/18	2,842,028	2,824,142	17,886
	New Zealand Dollar	Sell	10/17/18	2,842,028	2,803,214	(38,814)
	Norwegian Krone	Buy	12/19/18	570,346	552,690	17,656
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	2,838,035	2,924,973	(86,938)
	Canadian Dollar	Buy	10/17/18	3,701,399	3,623,953	77,446
	Canadian Dollar	Sell	10/17/18	3,701,399	3,692,361	(9,038)
	Danish Krone	Sell	12/19/18	1,237,739	1,241,274	3,535
	Euro	Sell	12/19/18	2,811,563	2,844,519	32,956
	Japanese Yen	Sell	11/19/18	3,734,197	3,831,763	97,566
	New Zealand Dollar	Buy	10/17/18	1,312,827	1,317,542	(4,715)
	New Zealand Dollar	Sell	10/17/18	1,312,827	1,334,873	22,046
	Swedish Krona	Sell	12/19/18	4,255,052	4,176,745	(78,307)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	8,973,578	9,080,949	(107,371)
	Canadian Dollar	Buy	10/17/18	2,873,634	2,852,709	20,925
	Canadian Dollar	Sell	10/17/18	2,873,634	2,827,094	(46,540)
	Euro	Sell	12/19/18	3,286,389	3,297,263	10,874
	Japanese Yen	Sell	11/19/18	2,734,800	2,800,385	65,585
	New Zealand Dollar	Buy	10/17/18	4,084,056	4,168,142	(84,086)
	New Zealand Dollar	Sell	10/17/18	4,084,056	4,124,563	40,507
	Swedish Krona	Sell	12/19/18	1,754,211	1,721,591	(32,620)
	Swiss Franc	Sell	12/19/18	821	47,284	46,463
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	16,899,024	17,061,876	(162,852)
	Australian Dollar	Sell	10/17/18	16,899,024	16,909,589	10,565
	Canadian Dollar	Buy	10/17/18	995,595	997,468	(1,873)

Dynamic Asset Allocation Balanced Fund 77

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Euro	Sell	12/19/18	$3,903,208	$3,913,965	$10,757
	Indian Rupee	Buy	11/19/18	2,812,890	2,830,455	(17,565)
	Indian Rupee	Sell	11/19/18	2,812,890	2,790,977	(21,913)
	Japanese Yen	Buy	11/19/18	1,388,325	1,416,248	(27,923)
	New Zealand Dollar	Sell	10/17/18	4,114,350	4,135,714	21,364
	Norwegian Krone	Buy	12/19/18	16,894,755	16,330,594	564,161
	South African Rand	Buy	10/17/18	20,064	19,721	343
	South African Rand	Sell	10/17/18	20,064	20,450	386
	Swedish Krona	Buy	12/19/18	8,676,015	8,563,861	112,154
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	5,247,967	5,365,863	(117,896)
	British Pound	Sell	12/19/18	2,809,820	2,826,878	17,058
	Canadian Dollar	Buy	10/17/18	927,828	935,195	(7,367)
	Euro	Sell	12/19/18	6,667,440	6,728,922	61,482
	Indonesian Rupiah	Buy	12/19/18	2,795,271	2,799,506	(4,235)
	Indonesian Rupiah	Sell	12/19/18	2,809,121	2,793,301	(15,820)
	Japanese Yen	Sell	11/19/18	1,984,127	2,025,830	41,703
	New Zealand Dollar	Buy	10/17/18	5,266,091	5,256,877	9,214
	New Zealand Dollar	Sell	10/17/18	5,266,091	5,357,398	91,307
	Swedish Krona	Buy	12/19/18	2,830,398	2,864,335	(33,937)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	2,953,915	3,043,462	(89,547)
	British Pound	Buy	12/19/18	652,707	659,571	(6,864)
	Canadian Dollar	Sell	10/17/18	990,871	907,998	(82,873)
	Euro	Sell	12/19/18	8,543,374	8,567,022	23,648
	Japanese Yen	Sell	11/19/18	2,826,515	2,855,108	28,593
	New Zealand Dollar	Sell	10/17/18	949,685	904,179	(45,506)
	Norwegian Krone	Buy	12/19/18	8,028,846	7,850,613	178,233
	Singapore Dollar	Buy	11/19/18	1,781,728	1,790,497	(8,769)
	Swedish Krona	Sell	12/19/18	4,601,863	4,505,085	(96,778)
	Swiss Franc	Buy	12/19/18	3,332,417	3,370,395	(37,978)
NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	4,031,181	4,135,244	(104,063)
	Canadian Dollar	Buy	10/17/18	5,621,105	5,532,073	89,032
	Canadian Dollar	Sell	10/17/18	5,621,105	5,506,846	(114,259)
	Euro	Sell	12/19/18	866,795	868,924	2,129
	Japanese Yen	Sell	11/19/18	2,826,515	2,855,120	28,605
	New Zealand Dollar	Sell	10/17/18	2,839,774	2,853,609	13,835
	Norwegian Krone	Buy	12/19/18	1,414,105	1,417,605	(3,500)
	Swedish Krona	Sell	12/19/18	3,456,716	3,393,177	(63,539)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	2,279,016	2,436,850	(157,834)
	Canadian Dollar	Sell	10/17/18	1,337,219	1,315,422	(21,797)
	Euro	Sell	12/19/18	10,300,689	10,330,004	29,315

78 Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $384,771,077) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Japanese Yen	Sell	11/19/18	$4,169,270	$4,279,632	$110,362
	New Zealand Dollar	Sell	10/17/18	2,839,774	2,880,378	40,604
	Norwegian Krone	Buy	12/19/18	9,270,875	9,080,811	190,064
	Swedish Krona	Sell	12/19/18	3,880,212	3,812,107	(68,105)
UBS AG
	Australian Dollar	Buy	10/17/18	3,558,476	3,684,660	(126,184)
	British Pound	Sell	12/19/18	2,829,837	2,856,110	26,273
	Canadian Dollar	Buy	10/17/18	5,684,845	5,634,063	50,782
	Canadian Dollar	Sell	10/17/18	5,684,845	5,602,258	(82,587)
	Euro	Sell	12/19/18	9,672,767	9,713,005	40,238
	Japanese Yen	Sell	11/19/18	1,085,076	1,108,037	22,961
	New Zealand Dollar	Sell	10/17/18	4,319,654	4,387,567	67,913
	Norwegian Krone	Buy	12/19/18	4,228,346	4,097,472	130,874
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	2,084,989	2,191,506	(106,517)
	New Zealand Dollar	Buy	10/17/18	5,605,103	5,610,875	(5,772)
	New Zealand Dollar	Sell	10/17/18	5,605,103	5,618,090	12,987
Unrealized appreciation						2,745,133
Unrealized (depreciation)						(2,600,629)
Total						$144,504

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	1,450	$123,001,390	$123,308,000	Dec-18	$(1,521,430)
S&P 500 Index E-Mini (Long)	59	8,596,241	8,611,050	Dec-18	72,294
S&P 500 Index E-Mini (Short)	884	128,797,916	129,019,800	Dec-18	(767,054)
S&P Mid Cap 400 Index E-Mini (Long)	6	1,211,730	1,215,120	Dec-18	(8,417)
Tokyo Price Index (Long)	179	28,629,445	28,633,383	Dec-18	2,129,774
U.S. Treasury Bond 30 yr (Long)	167	23,463,500	23,463,500	Dec-18	(542,881)
U.S. Treasury Bond Ultra 30 yr (Long)	355	54,769,844	54,769,844	Dec-18	(1,657,694)
U.S. Treasury Note 2 yr (Long)	629	132,551,923	132,551,923	Dec-18	(335,257)
U.S. Treasury Note 2 yr (Short)	151	31,820,891	31,820,891	Dec-18	75,198
U.S. Treasury Note 5 yr (Long)	1,217	136,883,977	136,883,977	Dec-18	(961,839)
U.S. Treasury Note 5 yr (Short)	11	1,237,242	1,237,242	Dec-18	8,572
U.S. Treasury Note 10 yr (Long)	382	45,374,438	45,374,437	Dec-18	(492,983)
U.S. Treasury Note Ultra 10 yr (Short)	14	1,764,000	1,764,000	Dec-18	24,394
Unrealized appreciation					2,310,232
Unrealized (depreciation)					(6,287,555)
Total					$(3,977,323)

Dynamic Asset Allocation Balanced Fund 79

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $114,324)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$22,669,900	$22,669,900	$107,501
Total				$107,501

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $26,978,867)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.00%, 10/1/48	$18,000,000	10/11/18	$18,174,375
Federal National Mortgage Association, 3.50%, 10/1/48	5,000,000	10/11/18	4,920,313
Federal National Mortgage Association, 3.00%, 10/1/48	4,000,000	10/11/18	3,827,187
Total			$26,921,875

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$103,325,200	$54,969 E	$(39,294)	12/19/20	3.05% —	3 month USD-	$15,675
				Semiannually	LIBOR-BBA —
					Quarterly
95,718,100	50,922 E	33,568	12/19/20	3 month USD-	3.05% —	(17,354)
				LIBOR-BBA —	Semiannually
				Quarterly
22,117,800	4,468 E	44,756	12/19/23	3 month USD-	3.10% —	49,224
				LIBOR-BBA —	Semiannually
				Quarterly
53,456,200	10,798 E	(108,272)	12/19/23	3.10% —	3 month USD-	(119,070)
				Semiannually	LIBOR-BBA —
					Quarterly
32,676,300	43,329 E	24,457	12/19/28	3 month USD-	3.15% —	67,786
				LIBOR-BBA —	Semiannually
				Quarterly
44,407,700	58,885 E	(34,244)	12/19/28	3.15% —	3 month USD-	(93,129)
				Semiannually	LIBOR-BBA —
					Quarterly
12,581,900	172,422 E	(68,497)	12/19/48	3 month USD-	3.20% —	103,925
				LIBOR-BBA —	Semiannually
				Quarterly
3,653,300	50,065 E	19,812	12/19/48	3.20% —	3 month USD-	(30,253)
				Semiannually	LIBOR-BBA —
					Quarterly
5,778,000	14,364	(77)	9/28/28	3.143% —	3 month USD-	(14,805)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(127,791)				$(38,001)

E Extended effective date.

80 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$9,029	$9,010	$—	1/12/42	4.00% (1 month	Synthetic TRS	$55
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
193,274	192,733	—	1/12/41	4.00% (1 month	Synthetic TRS	1,067
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,321	24,253	—	1/12/41	4.00% (1 month	Synthetic TRS	134
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
767	768	—	1/12/38	6.50% (1 month	Synthetic TRS	10
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
118,284	117,930	—	1/12/40	4.50% (1 month	Synthetic MBX	(219)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,715	28,739	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(75)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
27,179	27,230	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(309)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
15,294	15,191	—	1/12/43	3.50% (1 month	Synthetic TRS	15
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
234,548	233,791	—	1/12/40	5.00% (1 month	Synthetic MBX	(441)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
790,667	788,004	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,600)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
287,808	287,927	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(663)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
119,068	118,667	—	1/12/41	5.00% (1 month	Synthetic MBX	(241)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Balanced Fund 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$206,246	$205,551	$—	1/12/41	5.00% (1 month	Synthetic MBX	$(417)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,913,578	123,659,452	—	11/27/18	3 month USD-	Russell 1000 Total	(446,014)
				LIBOR-BBA plus	Return Index —
				0.35% — Quarterly	Quarterly
146,495,124	147,364,829	—	11/27/18	(3 month USD-	A basket	832,606
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.37%) —	common stocks —
				Quarterly	Quarterly *
Credit Suisse International
1,125,496	1,122,651	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(1,572)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
40,955	40,895	—	1/12/45	3.50% (1 month	Synthetic TRS	246
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
13,877	13,920	—	1/12/39	6.00% (1 month	Synthetic TRS	202
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,408	2,411	—	1/12/38	6.50% (1 month	Synthetic TRS	31
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,428	22,383	—	1/12/42	4.00% (1 month	Synthetic TRS	136
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,428	22,383	—	1/12/42	4.00% (1 month	Synthetic TRS	136
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
93,696	93,352	—	1/12/40	4.00% (1 month	Synthetic TRS	480
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
16,119	16,125	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(37)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
19,335	19,343	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$356,765	$356,913	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(822)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
217,594	216,986	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,202)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
53,886	53,775	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(327)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		835,118
Upfront premium (paid)		—		Unrealized (depreciation)		(453,984)
Total		$—		Total		$381,134

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	36,034	$4,066,079	2.76%
Alphabet, Inc. Class A	Communication Services	3,051	3,682,307	2.50%
Apple, Inc.	Information Technology	15,861	3,580,397	2.43%
Intuit, Inc.	Information Technology	14,088	3,203,527	2.17%
Humana, Inc.	Health Care	8,459	2,863,434	1.94%
TJX Cos., Inc. (The)	Consumer Discretionary	24,612	2,757,012	1.87%
American Express Co.	Financials	25,870	2,754,907	1.87%
McDonald’s Corp.	Consumer Discretionary	16,467	2,754,724	1.87%
Danaher Corp.	Health Care	24,636	2,676,921	1.82%
Pfizer, Inc.	Health Care	58,645	2,584,482	1.75%
Raytheon Co.	Industrials	12,482	2,579,485	1.75%
Texas Instruments, Inc.	Information Technology	23,752	2,548,314	1.73%
Occidental Petroleum Corp.	Energy	30,808	2,531,510	1.72%
Lowe’s Cos., Inc.	Consumer Discretionary	21,923	2,517,154	1.71%
Northrop Grumman Corp.	Industrials	7,652	2,428,651	1.65%
Exxon Mobil Corp.	Energy	27,993	2,379,955	1.62%
Cognizant Technology Solutions	Information Technology	30,278	2,335,985	1.59%
Corp. Class A
Constellation Brands, Inc. Class A	Consumer Staples	10,706	2,308,523	1.57%
Honeywell International, Inc.	Industrials	13,530	2,251,447	1.53%
PNC Financial Services Group, Inc.	Financials	16,418	2,236,017	1.52%
(The)
American Electric Power Co., Inc.	Utilities	29,876	2,117,642	1.44%
eBay, Inc.	Consumer Discretionary	61,193	2,020,587	1.37%

Dynamic Asset Allocation Balanced Fund 83

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Norfolk Southern Corp.	Industrials	10,967	$1,979,613	1.34%
Johnson & Johnson	Health Care	13,912	1,922,223	1.30%
Microsoft Corp.	Information Technology	16,722	1,912,539	1.30%
Baxter International, Inc.	Health Care	24,480	1,887,174	1.28%
Kimberly-Clark Corp.	Consumer Staples	16,571	1,883,150	1.28%
F5 Networks, Inc.	Information Technology	8,925	1,779,873	1.21%
NetApp, Inc.	Information Technology	20,023	1,719,738	1.17%
Walt Disney Co. (The)	Communication Services	14,648	1,712,926	1.16%
Marathon Petroleum Corp.	Energy	21,064	1,684,466	1.14%
Allstate Corp. (The)	Financials	16,688	1,647,093	1.12%
HP, Inc.	Information Technology	63,331	1,632,036	1.11%
Duke Energy Corp.	Utilities	20,192	1,615,754	1.10%
Fidelity National Information	Information Technology	14,339	1,563,947	1.06%
Services, Inc.
Verizon Communications, Inc.	Communication Services	27,859	1,487,367	1.01%
Sysco Corp.	Consumer Staples	20,249	1,483,259	1.01%
Ross Stores, Inc.	Consumer Discretionary	14,319	1,418,970	0.96%
General Dynamics Corp.	Industrials	6,763	1,384,466	0.94%
Facebook, Inc. Class A	Communication Services	8,082	1,329,129	0.90%
Harris Corp.	Industrials	7,699	1,302,780	0.88%
Merck & Co., Inc.	Health Care	17,738	1,258,344	0.85%
Kinder Morgan, Inc.	Energy	68,504	1,214,573	0.82%
Valero Energy Corp.	Energy	10,522	1,196,887	0.81%
Red Hat, Inc.	Information Technology	8,765	1,194,537	0.81%
Waste Management, Inc.	Industrials	13,204	1,193,111	0.81%
Fiserv, Inc.	Information Technology	14,427	1,188,456	0.81%
UnitedHealth Group, Inc.	Health Care	4,405	1,171,919	0.80%
Worldpay, Inc. Class A	Information Technology	11,392	1,153,682	0.78%
Zoetis, Inc.	Health Care	12,326	1,128,608	0.77%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$1,504	$22,000	$2,594	5/11/63	300 bp —	$(1,079)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,953	49,000	5,777	5/11/63	300 bp —	(2,800)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,050	98,000	11,554	5/11/63	300 bp —	(5,455)
Index						Monthly
Barclays Bank PLC
CMBX NA BBB–.6	BBB–/P	8,647	78,000	9,196	5/11/63	300 bp —	(510)
Index						Monthly

84 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	$2	$2,000	$25	5/11/63	200 bp —	$(22)
Index						Monthly
CMBX NA A.6	A/P	(1)	3,000	37	5/11/63	200 bp —	(37)
Index						Monthly
CMBX NA A.6	A/P	1,127	87,000	1,070	5/11/63	200 bp —	86
Index						Monthly
CMBX NA A.6	A/P	1,480	107,000	1,316	5/11/63	200 bp —	199
Index						Monthly
CMBX NA BB.6	BB/P	75,316	306,000	63,893	5/11/63	500 bp —	11,678
Index						Monthly
CMBX NA BB.7	BB/P	19,537	152,000	19,213	1/17/47	500 bp —	451
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	12,215	245,000	3,014	5/11/63	200 bp —	9,283
Index						Monthly
CMBX NA A.6	A/P	109,113	2,150,000	26,445	5/11/63	200 bp —	83,384
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,210	128,000	15,091	5/11/63	300 bp —	1,183
Index						Monthly
CMBX NA BBB–.6	BBB–/P	152,362	1,425,000	168,008	5/11/63	300 bp —	(14,933)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	92,798	1,174,000	66,214	1/17/47	300 bp —	27,171
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	7,598	146,000	1,796	5/11/63	200 bp —	5,851
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	1,796	5/11/63	200 bp —	5,644
Index						Monthly
CMBX NA A.6	A/P	7,391	146,000	1,796	5/11/63	200 bp —	5,644
Index						Monthly
CMBX NA A.6	A/P	13,726	209,000	2,571	5/11/63	200 bp —	11,225
Index						Monthly
CMBX NA A.6	A/P	1,731	230,000	2,829	5/11/63	200 bp —	(1,021)
Index						Monthly
CMBX NA A.6	A/P	8,320	269,000	3,309	5/11/63	200 bp —	5,101
Index						Monthly
CMBX NA A.6	A/P	13,960	271,000	3,333	5/11/63	200 bp —	10,717
Index						Monthly
CMBX NA A.6	A/P	17,044	345,000	4,244	5/11/63	200 bp —	12,915
Index						Monthly
CMBX NA A.6	A/P	16,596	529,000	6,507	5/11/63	200 bp —	10,265
Index						Monthly
CMBX NA A.6	A/P	42,184	700,000	8,610	5/11/63	200 bp —	33,807
Index						Monthly
CMBX NA A.6	A/P	40,406	794,000	9,766	5/11/63	200 bp —	30,904
Index						Monthly

Dynamic Asset Allocation Balanced Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$3,798	$48,000	$5,659	5/11/63	300 bp —	$(1,837)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,846	54,000	6,367	5/11/63	300 bp —	(493)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,225	81,000	9,550	5/11/63	300 bp —	(5,284)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,428	96,000	11,318	5/11/63	300 bp —	(843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,387	96,000	11,318	5/11/63	300 bp —	(883)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,540	96,000	11,318	5/11/63	300 bp —	(4,730)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,796	107,000	12,615	5/11/63	300 bp —	(766)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,042	119,000	14,030	5/11/63	300 bp —	(3,928)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,593	169,000	19,925	5/11/63	300 bp —	(5,247)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,937	177,000	20,868	5/11/63	300 bp —	(5,843)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,396	340,000	40,086	5/11/63	300 bp —	1,480
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,766	392,000	46,217	5/11/63	300 bp —	(9,255)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,643	1,565,000	184,514	5/11/63	300 bp —	(66,088)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	2,440	35,000	1,974	1/17/47	300 bp —	483
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	19,066	90,000	18,792	5/11/63	500 bp —	349
Index						Monthly
CMBX NA BB.6	BB/P	20,742	98,000	20,462	5/11/63	500 bp —	361
Index						Monthly
CMBX NA A.6	A/P	10,090	197,000	2,423	5/11/63	200 bp —	7,733
Index						Monthly
CMBX NA A.6	A/P	2,086	252,000	3,100	5/11/63	200 bp —	(930)
Index						Monthly
CMBX NA A.6	A/P	11,616	255,000	3,137	5/11/63	200 bp —	8,565
Index						Monthly
CMBX NA A.6	A/P	16,340	264,000	3,247	5/11/63	200 bp —	13,180
Index						Monthly
CMBX NA A.6	A/P	16,457	325,000	3,998	5/11/63	200 bp —	12,568
Index						Monthly
CMBX NA A.6	A/P	5,617	326,000	4,010	5/11/63	200 bp —	1,715
Index						Monthly
CMBX NA A.6	A/P	23,950	407,000	5,006	5/11/63	200 bp —	19,079
Index						Monthly

86 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$14,457	$504,000	$6,199	5/11/63	200 bp —	$8,426
Index						Monthly
CMBX NA A.6	A/P	17,326	529,000	6,507	5/11/63	200 bp —	10,995
Index						Monthly
CMBX NA A.6	A/P	16,906	559,000	6,876	5/11/63	200 bp —	10,217
Index						Monthly
CMBX NA A.6	A/P	28,846	634,000	7,798	5/11/63	200 bp —	21,259
Index						Monthly
CMBX NA A.6	A/P	19,222	683,000	8,401	5/11/63	200 bp —	11,049
Index						Monthly
CMBX NA A.6	A/P	28,021	849,000	10,443	5/11/63	200 bp —	17,861
Index						Monthly
CMBX NA A.6	A/P	162,589	2,698,000	33,185	5/11/63	200 bp —	130,303
Index						Monthly
CMBX NA A.7	A-/P	13,989	319,000	415	1/17/47	200 bp —	14,510
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,506	29,000	3,419	5/11/63	300 bp —	1,102
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,945	53,000	6,249	5/11/63	300 bp —	(278)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,991	53,000	6,249	5/11/63	300 bp —	(231)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,754	55,000	6,485	5/11/63	300 bp —	1,297
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,380	59,000	6,956	5/11/63	300 bp —	3,453
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,750	62,000	7,310	5/11/63	300 bp —	471
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,804	80,000	9,432	5/11/63	300 bp —	(588)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,420	83,000	9,786	5/11/63	300 bp —	(325)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,248	87,000	10,257	5/11/63	300 bp —	(1,965)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,151	91,000	10,729	5/11/63	300 bp —	(532)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,226	182,000	21,458	5/11/63	300 bp —	(1,141)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	298,435	2,492,000	293,807	5/11/63	300 bp —	5,874
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	7,645	587,000	7,220	5/11/63	200 bp —	621
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,394	66,000	7,781	5/11/63	300 bp —	(354)
Index						Monthly

Dynamic Asset Allocation Balanced Fund 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	$15,216	$110,000	$12,969	5/11/63	300 bp —	$2,302
Index						Monthly
CMBX NA A.6	A/P	85	9,000	111	5/11/63	200 bp —	(23)
Index						Monthly
CMBX NA A.6	A/P	415	30,000	369	5/11/63	200 bp —	56
Index						Monthly
CMBX NA A.6	A/P	6,530	108,000	1,328	5/11/63	200 bp —	5,237
Index						Monthly
CMBX NA A.6	A/P	12,813	248,000	3,050	5/11/63	200 bp —	9,845
Index						Monthly
CMBX NA A.6	A/P	4,023	360,000	4,428	5/11/63	200 bp —	(285)
Index						Monthly
CMBX NA BB.6	BB/P	24,066	98,000	20,462	5/11/63	500 bp —	3,685
Index						Monthly
CMBX NA BB.6	BB/P	48,543	197,000	41,134	5/11/63	500 bp —	7,574
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,115	166,000	19,571	5/11/63	300 bp —	627
Index						Monthly
Upfront premium received		1,938,273		Unrealized appreciation			597,785
Upfront premium (paid)		(1)		Unrealized (depreciation)			(137,706)
Total		$1,938,272		Total			$460,079

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,550)	$209,000	$272	1/17/47	(200 bp) —	$(1,891)
					Monthly
CMBX NA BB.7 Index	(15,540)	77,000	9,733	1/17/47	(500 bp) —	(5,872)
					Monthly
CMBX NA BB.7 Index	(8,792)	69,000	8,722	1/17/47	(500 bp) —	(128)
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	7,837	1/17/47	(500 bp) —	(1,952)
					Monthly
CMBX NA BB.7 Index	(10,124)	62,000	7,837	1/17/47	(500 bp) —	(2,339)
					Monthly
CMBX NA BB.9 Index	(23,675)	153,000	21,175	9/17/58	(500 bp) —	(2,627)
					Monthly

88 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(23,569)	$153,000	$21,175	9/17/58	(500 bp) —	$(2,521)
					Monthly
CMBX NA BB.9 Index	(23,403)	152,000	21,037	9/17/58	(500 bp) —	(2,493)
					Monthly
CMBX NA BB.9 Index	(11,898)	76,000	10,518	9/17/58	(500 bp) —	(1,443)
					Monthly
CMBX NA BB.9 Index	(4,150)	26,000	3,598	9/17/58	(500 bp) —	(574)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(10,061)	570,000	119,016	5/11/63	(500 bp) —	108,480
					Monthly
CMBX NA BB.7 Index	(57,735)	351,000	44,366	1/17/47	(500 bp) —	(13,661)
					Monthly
CMBX NA BB.7 Index	(30,806)	167,000	21,109	1/17/47	(500 bp) —	(9,836)
					Monthly
CMBX NA BB.9 Index	(37,512)	235,000	32,524	9/17/58	(500 bp) —	(5,184)
					Monthly
CMBX NA BB.9 Index	(12,319)	80,000	11,072	9/17/58	(500 bp) —	(1,314)
					Monthly
CMBX NA BB.9 Index	(7,508)	48,000	6,643	9/17/58	(500 bp) —	(904)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,228	9/17/58	(500 bp) —	(828)
					Monthly
CMBX NA BB.9 Index	(7,019)	45,000	6,228	9/17/58	(500 bp) —	(828)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(25,984)	254,000	53,035	5/11/63	(500 bp) —	26,840
					Monthly
CMBX NA BB.7 Index	(6,356)	42,000	5,309	1/17/47	(500 bp) —	(1,082)
					Monthly
CMBX NA BB.6 Index	(146)	1,000	209	5/11/63	(500 bp) —	62
					Monthly
CMBX NA BB.7 Index	(117,160)	577,000	72,933	1/17/47	(500 bp) —	(44,708)
					Monthly
CMBX NA BB.7 Index	(18,678)	114,000	14,410	1/17/47	(500 bp) —	(4,364)
					Monthly
CMBX NA BB.7 Index	(676)	4,000	506	1/17/47	(500 bp) —	(174)
					Monthly
CMBX NA BB.9 Index	(1,912)	12,000	1,661	9/17/58	(500 bp) —	(261)
					Monthly
CMBX NA BB.9 Index	(1,923)	12,000	1,661	9/17/58	(500 bp) —	(272)
					Monthly
CMBX NA BB.9 Index	(1,278)	8,000	1,107	9/17/58	(500 bp) —	(177)
					Monthly

Dynamic Asset Allocation Balanced Fund 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.7 Index	$(15,651)	$98,000	$12,387	1/17/47	(500 bp) —	$(3,346)
					Monthly
CMBX NA BB.7 Index	(14,388)	90,000	11,376	1/17/47	(500 bp) —	(3,087)
					Monthly
CMBX NA BB.7 Index	(10,662)	55,000	6,952	1/17/47	(500 bp) —	(3,756)
					Monthly
CMBX NA BB.6 Index	(21,006)	158,000	32,990	5/11/63	(500 bp) —	11,852
					Monthly
CMBX NA BB.6 Index	(10,826)	77,000	16,078	5/11/63	(500 bp) —	5,187
					Monthly
CMBX NA BB.6 Index	(2,301)	16,000	3,341	5/11/63	(500 bp) —	1,026
					Monthly
CMBX NA BB.7 Index	(129,250)	755,000	95,432	1/17/47	(500 bp) —	(34,447)
					Monthly
CMBX NA BB.7 Index	(29,883)	184,000	23,258	1/17/47	(500 bp) —	(6,779)
					Monthly
CMBX NA BB.7 Index	(17,706)	91,000	11,502	1/17/47	(500 bp) —	(6,279)
					Monthly
CMBX NA BB.7 Index	(12,959)	72,000	9,101	1/17/47	(500 bp) —	(3,918)
					Monthly
CMBX NA BB.7 Index	(9,737)	62,000	7,837	1/17/47	(500 bp) —	(1,952)
					Monthly
CMBX NA BB.7 Index	(11,800)	60,000	7,584	1/17/47	(500 bp) —	(4,266)
					Monthly
CMBX NA BB.7 Index	(11,320)	57,000	7,205	1/17/47	(500 bp) —	(4,163)
					Monthly
CMBX NA BB.7 Index	(6,888)	44,000	5,562	1/17/47	(500 bp) —	(1,363)
					Monthly
CMBX NA BBB–.7 Index	(14,085)	210,000	11,844	1/17/47	(300 bp) —	(2,346)
					Monthly
CMBX NA BBB–.7 Index	(4,194)	57,000	3,215	1/17/47	(300 bp) —	(1,008)
					Monthly
CMBX NA BBB–.7 Index	(4,194)	57,000	3,215	1/17/47	(300 bp) —	(1,008)
					Monthly
CMBX NA BBB–.7 Index	(6,138)	55,000	3,102	1/17/47	(300 bp) —	(3,063)
					Monthly
CMBX NA BBB–.7 Index	(2,801)	31,000	1,748	1/17/47	(300 bp) —	(1,068)
					Monthly
CMBX NA BBB–.7 Index	(3,038)	29,000	1,636	1/17/47	(300 bp) —	(1,417)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(80,148)	462,000	58,397	1/17/47	(500 bp) —	(22,136)
					Monthly
CMBX NA BB.9 Index	(26,902)	172,000	23,805	9/17/58	(500 bp) —	(3,241)
					Monthly
CMBX NA BBB–.7 Index	(5,409)	66,000	3,722	1/17/47	(300 bp) —	(1,719)
					Monthly

90 Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	$(6,827)	$67,000	$3,779	1/17/47	(300 bp) —	$(3,081)
					Monthly
CMBX NA BB.7 Index	(39,618)	197,000	24,901	1/17/47	(500 bp) —	(14,881)
					Monthly
CMBX NA BB.7 Index	(34,324)	178,000	22,499	1/17/47	(500 bp) —	(11,973)
					Monthly
CMBX NA BB.7 Index	(31,686)	157,000	19,845	1/17/47	(500 bp) —	(11,972)
					Monthly
CMBX NA BB.9 Index	(5,264)	35,000	4,844	9/17/58	(500 bp) —	(449)
					Monthly
CMBX NA BB.9 Index	(4,050)	26,000	3,598	9/17/58	(500 bp) —	(470)
					Monthly
Upfront premium received	—		Unrealized appreciation			153,447
Upfront premium (paid)	(1,049,585)		Unrealized (depreciation)			(258,621)
Total	$(1,049,585)		Total			$(105,174)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	B+/P	$(2,215,536)	$30,833,000	$2,254,971	12/20/23	500 bp —	$52,282
Index						Quarterly
NA IG Series 31	BBB+/P	(2,019,752)	114,845,000	2,219,494	12/20/23	100 bp —	215,693
Index						Quarterly
Total		$(4,235,288)					$267,975

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Balanced Fund 91

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$3,944,050	$54,928,000	$4,017,159	12/20/23	(500 bp) —	$(95,995)
Index					Quarterly
Total	$3,944,050					$(95,995)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

92 Dynamic Asset Allocation Balanced Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Basic materials	$59,670,140	$—	$—
Capital goods	128,254,428	—	—
Communication services	41,227,615	—	—
Conglomerates	9,275,190	—	—
Consumer cyclicals	240,197,876	—	4
Consumer staples	127,909,418	—	4,836
Energy	88,057,101	—	25,967
Financials	298,831,889	—	—
Government	51,634	—	—
Health care	219,242,189	—	—
Technology	362,246,310	—	—
Transportation	30,465,512	—	—
Utilities and power	57,492,090	9,067	—
Total common stocks	1,662,921,392	9,067	30,807

Asset-backed securities	—	17,854,040	—
Commodity linked notes	—	18,289,123	—
Convertible bonds and notes	—	143,065	—
Convertible preferred stocks	—	242,061	—
Corporate bonds and notes	—	434,672,394	20
Foreign government and agency bonds and notes	—	16,925,950	—
Investment companies	693,658	—	—
Mortgage-backed securities	—	75,200,412	—
Preferred stocks	140,442	—	—
Purchased options outstanding	—	239,530	—
Senior loans	—	4,380,701	—
U.S. government and agency mortgage obligations	—	287,521,125	—
Warrants	176	—	—
Short-term investments	209,247,907	164,535,354	—
Totals by level	$1,873,003,575	$1,020,012,822	$30,827

Dynamic Asset Allocation Balanced Fund 93

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$144,504	$—
Futures contracts	(3,977,323)	—	—
Written options outstanding	—	(107,501)	—
TBA sale commitments	—	(26,921,875)	—
Interest rate swap contracts	—	89,790	—
Total return swap contracts	—	381,134	—
Credit default contracts	—	(70,564)	—
Totals by level	$(3,977,323)	$(26,484,512)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities 9/30/18
ASSETS
Investment in securities, at value, including $2,260,953 of securities on loan (Notes 1 and 10):
Unaffiliated issuers (identified cost $2,440,683,435)	$2,681,561,992
Affiliated issuers (identified cost $211,485,232) (Notes 1 and 5)	211,485,232
Cash	19,780
Foreign currency (cost $257,881) (Note 1)	256,220
Dividends, interest and other receivables	9,822,260
Foreign tax reclaim	574,494
Receivable for shares of the fund sold	17,913,536
Receivable for investments sold	1,669,541
Receivable for sales of delayed delivery securities (Note 1)	23,954,392
Receivable for variation margin on futures contracts (Note 1)	580,587
Receivable for variation margin on centrally cleared swap contracts (Note 1)	3,190
Unrealized appreciation on forward currency contracts (Note 1)	2,745,133
Unrealized appreciation on OTC swap contracts (Note 1)	1,586,350
Premium paid on OTC swap contracts (Note 1)	1,049,586
Prepaid assets	51,648
Total assets	2,953,273,941

LIABILITIES
Payable for investments purchased	1,474,317
Payable for purchases of delayed delivery securities (Note 1)	59,312,411
Payable for shares of the fund repurchased	29,674,909
Payable for compensation of Manager (Note 2)	1,207,340
Payable for custodian fees (Note 2)	92,261
Payable for investor servicing fees (Note 2)	594,912
Payable for Trustee compensation and expenses (Note 2)	474,783
Payable for administrative services (Note 2)	10,937
Payable for distribution fees (Note 2)	1,254,740
Payable for variation margin on futures contracts (Note 1)	49,647
Payable for variation margin on centrally cleared swap contracts (Note 1)	38,134
Unrealized depreciation on OTC swap contracts (Note 1)	850,311
Premium received on OTC swap contracts (Note 1)	1,938,273
Unrealized depreciation on forward currency contracts (Note 1)	2,600,629
Written options outstanding, at value (premiums $114,324) (Note 1)	107,501
TBA sale commitments, at value (proceeds receivable $26,978,867) (Note 1)	26,921,875
Collateral on securities loaned, at value (Note 1)	2,307,325
Collateral on certain derivative contracts, at value (Notes 1 and 10)	70,000
Other accrued expenses	417,620
Total liabilities	129,397,925

Net assets	$2,823,876,016

(Continued on next page)

Dynamic Asset Allocation Balanced Fund 95

Statement of assets and liabilities cont.
REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,399,175,859
Total distributable earnings (Note 1)	424,700,157
Total — Representing net assets applicable to capital shares outstanding	$2,823,876,016

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,444,919,020 divided by 92,258,242 shares)	$15.66
Offering price per class A share (100/94.25 of $15.66)*	$16.62
Net asset value and offering price per class B share ($59,879,271 divided by 3,838,863 shares)**	$15.60
Net asset value and offering price per class C share ($283,493,275 divided by 18,617,579 shares)**	$15.23
Net asset value and redemption price per class M share ($27,816,220 divided by 1,779,814 shares)	$15.63
Offering price per class M share (100/96.50 of $15.63)*	$16.20
Net asset value, offering price and redemption price per class P share
($209,772,586 divided by 13,356,013 shares)	$15.71
Net asset value, offering price and redemption price per class R share
($39,262,433 divided by 2,528,117 shares)	$15.53
Net asset value, offering price and redemption price per class R5 share
($10,917,867 divided by 695,601 shares)	$15.70
Net asset value, offering price and redemption price per class R6 share
($281,040,752 divided by 17,905,658 shares)	$15.70
Net asset value, offering price and redemption price per class Y share
($466,774,592 divided by 29,740,602 shares)	$15.69

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Balanced Fund

Statement of operations Year ended 9/30/18
INVESTMENT INCOME
Interest (net of foreign tax of $4,672 ) (including interest income of $4,269,374 from investments
in affiliated issuers) (Note 5)	$37,321,753
Dividends (net of foreign tax of $989,177)	36,148,391
Securities lending (net of expenses) (Notes 1 and 5)	80,717
Total investment income	73,550,861

EXPENSES
Compensation of Manager (Note 2)	14,363,414
Investor servicing fees (Note 2)	3,599,037
Custodian fees (Note 2)	171,680
Trustee compensation and expenses (Note 2)	129,614
Distribution fees (Note 2)	7,594,615
Administrative services (Note 2)	80,420
Other	963,711
Total expenses	26,902,491

Expense reduction (Note 2)	(21,964)
Net expenses	26,880,527

Net investment income	46,670,334

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	155,425,711
Foreign currency transactions (Note 1)	(43,608)
Forward currency contracts (Note 1)	(6,376,950)
Futures contracts (Note 1)	15,780,479
Swap contracts (Note 1)	2,078,419
Written options (Note 1)	1,148,404
Total net realized gain	168,012,455
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	3,045,274
Assets and liabilities in foreign currencies	(15,363)
Forward currency contracts	(638,475)
Futures contracts	(12,110,832)
Swap contracts	3,267,690
Written options	(72,406)
Total change in net unrealized depreciation	(6,524,112)

Net gain on investments	161,488,343

Net increase in net assets resulting from operations	$208,158,677

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund 97

Statement of changes in net assets
INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$46,670,334	$37,314,074
Net realized gain on investments
and foreign currency transactions	168,012,455	137,215,841
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(6,524,112)	119,851,188
Net increase in net assets resulting from operations	208,158,677	294,381,103
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(21,916,545)	(19,793,277)
Class B	(483,467)	(492,427)
Class C	(2,492,451)	(2,268,503)
Class M	(276,414)	(279,760)
Class P	(3,994,205)	(3,357,051)
Class R	(482,831)	(370,612)
Class R5	(196,048)	(36,284)
Class R6	(4,949,665)	(3,330,277)
Class Y	(7,802,390)	(5,726,823)
Net realized short-term gain on investments
Class A	(23,811,028)	—
Class B	(1,131,527)	—
Class C	(5,468,593)	—
Class M	(441,508)	—
Class P	(3,440,375)	—
Class R	(592,538)	—
Class R5	(185,049)	—
Class R6	(3,818,292)	—
Class Y	(6,593,347)	—
From net realized long-term gain on investments
Class A	(40,666,026)	(11,716,141)
Class B	(1,932,495)	(624,910)
Class C	(9,339,619)	(2,579,176)
Class M	(754,037)	(248,337)
Class P	(5,875,697)	(1,439,619)
Class R	(1,011,974)	(236,302)
Class R5	(316,039)	(20,580)
Class R6	(6,521,129)	(1,426,579)
Class Y	(11,260,548)	(2,494,803)
Increase from capital share transactions (Note 4)	144,895,441	99,823,214
Total increase in net assets	187,300,281	337,762,856

NET ASSETS
Beginning of year	2,636,575,735	2,298,812,879
End of year (Note 1)	$2,823,876,016	$2,636,575,735

The accompanying notes are an integral part of these financial statements.

98 Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund 99

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [e]
Class A
September 30, 2018	$15.43	.26	.93	1.19	(.24)	(.72)	(.96)	$15.66	7.92	$1,444,919.97		1.70	129
September 30, 2017	14.02	.22	1.54	1.76	(.22)	(.13)	(.35)	15.43	12.66	1,398,458.98		1.54	200
September 30, 2016	13.90	.19	.89	1.08	(.22)	(.74)	(.96)	14.02	8.06	1,330,619	1.01[d]	1.38[d]	374
September 30, 2015	14.69	.17	(.05)	.12	(.21)	(.70)	(.91)	13.90	.65	1,205,510.98		1.18	343
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	14.69	12.94	1,114,099.99		1.55	351
Class B
September 30, 2018	$15.36	.14	.94	1.08	(.12)	(.72)	(.84)	$15.60	7.19	$59,879	1.72	.93	129
September 30, 2017	13.96	.11	1.52	1.63	(.10)	(.13)	(.23)	15.36	11.80	68,183	1.73	.78	200
September 30, 2016	13.85	.08	.89	.97	(.12)	(.74)	(.86)	13.96	7.20	71,395	1.76[d]	.62[d]	374
September 30, 2015	14.63	.06	(.04)	.02	(.10)	(.70)	(.80)	13.85	(.05)	72,356	1.73	.42	343
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	14.63	11.97	78,865	1.74	.80	351
Class C
September 30, 2018	$15.03	.14	.91	1.05	(.13)	(.72)	(.85)	$15.23	7.13	$283,493	1.72	.94	129
September 30, 2017	13.66	.11	1.50	1.61	(.11)	(.13)	(.24)	15.03	11.89	306,264	1.73	.79	200
September 30, 2016	13.58	.08	.86	.94	(.12)	(.74)	(.86)	13.66	7.19	283,090	1.76[d]	.63[d]	374
September 30, 2015	14.38	.06	(.05)	.01	(.11)	(.70)	(.81)	13.58	(.09)	208,644	1.73	.43	343
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	14.38	12.09	142,816	1.74	.80	351
Class M
September 30, 2018	$15.39	.18	.94	1.12	(.16)	(.72)	(.88)	$15.63	7.45	$27,816	1.47	1.20	129
September 30, 2017	13.99	.15	1.52	1.67	(.14)	(.13)	(.27)	15.39	12.07	30,034	1.48	1.04	200
September 30, 2016	13.87	.12	.89	1.01	(.15)	(.74)	(.89)	13.99	7.52	27,883	1.51[d]	.87[d]	374
September 30, 2015	14.66	.10	(.05)	.05	(.14)	(.70)	(.84)	13.87	.15	29,153	1.48	.68	343
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	14.66	12.33	28,808	1.49	1.05	351
Class P
September 30, 2018	$15.47	.32	.94	1.26	(.30)	(.72)	(1.02)	$15.71	8.39	$209,773.58		2.09	129
September 30, 2017	14.05	.29	1.53	1.82	(.27)	(.13)	(.40)	15.47	13.14	197,195.59		1.96	200
September 30, 2016†	14.07	.02	.02	.04	(.06)	—	(.06)	14.05	.25*	152,939	.05*	.14*	374
Class R
September 30, 2018	$15.31	.22	.92	1.14	(.20)	(.72)	(.92)	$15.53	7.65	$39,262	1.22	1.46	129
September 30, 2017	13.91	.19	1.52	1.71	(.18)	(.13)	(.31)	15.31	12.43	34,448	1.23	1.31	200
September 30, 2016	13.81	.15	.88	1.03	(.19)	(.74)	(.93)	13.91	7.75	24,577	1.26[d]	1.13[d]	374
September 30, 2015	14.59	.14	(.06)	.08	(.16)	(.70)	(.86)	13.81	.39	12,031	1.23	.92	343
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	14.59	12.59	14,744	1.24	1.30	351

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [e]
Class R5
September 30, 2018	$15.46	.30	.94	1.24	(.28)	(.72)	(1.00)	$15.70	8.26	$10,918.72		1.96	129
September 30, 2017	14.04	.25	1.55	1.80	(.25)	(.13)	(.38)	15.46	12.96	1,434.73		1.71	200
September 30, 2016	13.93	.23	.88	1.11	(.26)	(.74)	(1.00)	14.04	8.28	2,523	.74[d]	1.72[d]	374
September 30, 2015	14.71	.22	(.05)	.17	(.25)	(.70)	(.95)	13.93	.97	256.73		1.46	343
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	14.71	13.12	36.74		1.95	351
Class R6
September 30, 2018	$15.46	.32	.93	1.25	(.29)	(.72)	(1.01)	$15.70	8.35	$281,041.62		2.07	129
September 30, 2017	14.05	.28	1.53	1.81	(.27)	(.13)	(.40)	15.46	13.03	212,565.63		1.93	200
September 30, 2016	13.93	.24	.89	1.13	(.27)	(.74)	(1.01)	14.05	8.44	147,161	.64[d]	1.75[d]	374
September 30, 2015	14.71	.23	(.04)	.19	(.27)	(.70)	(.97)	13.93	1.08	60,489.63		1.55	343
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	14.71	13.30	16,200.64		1.91	351
Class Y
September 30, 2018	$15.46	.30	.93	1.23	(.28)	(.72)	(1.00)	$15.69	8.18	$466,775.72		1.96	129
September 30, 2017	14.05	.27	1.52	1.79	(.25)	(.13)	(.38)	15.46	12.92	387,995.73		1.82	200
September 30, 2016	13.92	.22	.90	1.12	(.25)	(.74)	(.99)	14.05	8.37	258,625	.76[d]	1.63[d]	374
September 30, 2015	14.71	.21	(.05)	.16	(.25)	(.70)	(.95)	13.92	.90	260,604.73		1.43	343
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	14.71	13.20	131,417.74		1.79	351

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 103

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

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Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

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Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent

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pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

108 Dynamic Asset Allocation Balanced Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

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certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $258,669 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,037,396 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,192,894 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,307,325 and the value of securities loaned amounted to $2,260,953.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains

110 Dynamic Asset Allocation Balanced Fund

or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,515,266 to decrease undistributed net investment income, $261 to increase paid-in capital and $4,515,005 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$309,331,575
Unrealized depreciation	(73,835,095)
Net unrealized appreciation	235,496,480
Undistributed ordinary income	31,825,211
Undistributed long-term gain	129,208,399
Undistributed short-term gain	28,272,377
Cost for federal income tax purposes	$2,627,088,909

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $31,094,343.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.522% of the fund’s average net assets.

Dynamic Asset Allocation Balanced Fund 111

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,147,131	Class R	55,146
Class B	96,379	Class R5	16,250
Class C	452,162	Class R6	127,376
Class M	41,615	Class Y	642,391
Class P	20,587	Total	$3,599,037

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $11,397 under the expense offset arrangements and by $10,567 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,009, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

112 Dynamic Asset Allocation Balanced Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,563,594
Class B	1.00%	1.00%	639,769
Class C	1.00%	1.00%	3,000,976
Class M	1.00%	0.75%	207,144
Class R	1.00%	0.50%	183,132
Total			$7,594,615

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $364,038 and $8,362 from the sale of class A and class M shares, respectively, and received $20,104 and $11,149 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,313 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,187,729,311	$3,099,808,834
U.S. government securities (Long-term)	—	—
Total	$3,187,729,311	$3,099,808,834

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Balanced Fund 113

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,086,216	$215,728,132	12,592,277	$183,545,250
Shares issued in connection with
reinvestment of distributions	5,363,172	82,295,570	2,078,280	30,114,156
	19,449,388	298,023,702	14,670,557	213,659,406
Shares repurchased	(17,838,572)	(275,348,511)	(18,946,045)	(276,153,053)
Net increase (decrease)	1,610,816	$22,675,191	(4,275,488)	$(62,493,647)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	194,404	$2,964,573	364,199	$5,193,735
Shares issued in connection with
reinvestment of distributions	216,670	3,310,193	72,731	1,040,391
	411,074	6,274,766	436,930	6,234,126
Shares repurchased	(1,010,036)	(15,459,882)	(1,113,037)	(16,121,201)
Net decrease	(598,962)	$(9,185,116)	(676,107)	$(9,887,075)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	4,428,367	$66,287,049	4,364,667	$62,210,045
Shares issued in connection with
reinvestment of distributions	1,099,980	16,408,641	324,148	4,545,119
	5,528,347	82,695,690	4,688,815	66,755,164
Shares repurchased	(7,294,008)	(108,108,257)	(5,022,330)	(71,506,240)
Net decrease	(1,765,661)	$(25,412,567)	(333,515)	$(4,751,076)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	254,870	$3,934,784	227,589	$3,323,098
Shares issued in connection with
reinvestment of distributions	94,719	1,450,281	36,164	520,575
	349,589	5,385,065	263,753	3,843,673
Shares repurchased	(520,947)	(8,158,970)	(305,845)	(4,435,457)
Net decrease	(171,358)	$(2,773,905)	(42,092)	$(591,784)

114 Dynamic Asset Allocation Balanced Fund

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class P	Shares	Amount	Shares	Amount
Shares sold	4,727,665	$73,462,148	7,194,724	$105,028,623
Shares issued in connection with
reinvestment of distributions	865,590	13,310,277	328,999	4,796,670
	5,593,255	86,772,425	7,523,723	109,825,293
Shares repurchased	(4,986,460)	(77,344,236)	(5,658,079)	(83,168,795)
Net increase	606,795	$9,428,189	1,865,644	$26,656,498

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	743,424	$11,233,042	1,003,506	$14,564,662
Shares issued in connection with
reinvestment of distributions	117,286	1,784,519	34,548	497,316
	860,710	13,017,561	1,038,054	15,061,978
Shares repurchased	(583,197)	(8,942,332)	(553,774)	(8,010,498)
Net increase	277,513	$4,075,229	484,280	$7,051,480

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	689,731	$10,705,353	85,850	$1,241,394
Shares issued in connection with
reinvestment of distributions	45,339	697,136	3,934	56,864
	735,070	11,402,489	89,784	1,298,258
Shares repurchased	(132,195)	(2,042,515)	(176,723)	(2,601,314)
Net increase (decrease)	602,875	$9,359,974	(86,939)	$(1,303,056)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	8,017,945	$123,821,897	5,878,097	$85,702,558
Shares issued in connection with
reinvestment of distributions	994,125	15,289,086	326,155	4,756,856
	9,012,070	139,110,983	6,204,252	90,459,414
Shares repurchased	(4,856,278)	(75,030,133)	(2,931,132)	(42,953,882)
Net increase	4,155,792	$64,080,850	3,273,120	$47,505,532

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	11,637,195	$180,282,050	11,241,296	$164,012,814
Shares issued in connection with
reinvestment of distributions	1,544,638	23,753,382	534,190	7,791,520
	13,181,833	204,035,432	11,775,486	171,804,334
Shares repurchased	(8,539,462)	(131,387,836)	(5,089,109)	(74,167,992)
Net increase	4,642,371	$72,647,596	6,686,377	$97,636,342

At the close of the reporting period, the Putnam RetirementReady Funds owned 7.6% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund 115

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$27,418,945	$261,620,528	$286,732,148	$357,735	$2,307,325
Putnam Short Term
Investment Fund**	234,701,319	466,186,920	491,710,332	4,269,374	209,177,907
Total Short-term
investments	$262,120,264	$727,807,448	$778,442,480	$4,627,109	$211,485,232

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:
Purchased currency options (contract amount)	$35,700,000
Written currency options (contract amount)	$26,900,000
Futures contracts (number of contracts)	6,000
Forward currency contracts (contract amount)	$679,800,000
Centrally cleared interest rate swap contracts (notional)	$365,000,000
OTC total return swap contracts (notional)	$259,900,000
OTC credit default contracts (notional)	$36,100,000
Centrally cleared credit default contracts (notional)	$187,300,000
Warrants (number of warrants)	2,000

116 Dynamic Asset Allocation Balanced Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$5,448,536*	Unrealized depreciation	$5,519,100*
Foreign exchange	Investments,
contracts	Receivables	2,984,663	Payables	2,708,130
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,034,850 *	Unrealized depreciation	2,742,915*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	385,864*	Unrealized depreciation	4,184,022*
Total		$11,853,913		$15,154,167

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,116,202	$1,116,202
Foreign exchange contracts	(779,883)	—	(6,376,950)	—	$(7,156,833)
Equity contracts	—	23,618,437	—	(145,551)	$23,472,886
Interest rate contracts	—	(7,837,958)	—	1,107,768	$(6,730,190)
Total	$(779,883)	$15,780,479	$(6,376,950)	$2,078,419	$10,702,065

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$337,367	$337,367
Foreign exchange
contracts	—	108,047	—	(638,475)	—	$(530,428)
Equity contracts	(791)	—	(9,791,555)	—	3,032,624	$(6,759,722)
Interest rate
contracts	—	—	(2,319,277)	—	(102,301)	$(2,421,578)
Total	$(791)	$108,047	$(12,110,832)	$(638,475)	$3,267,690	$(9,374,361)

Dynamic Asset Allocation Balanced Fund 117

Note 9: New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OTC Total return swap contracts*#	—	1,281	—	832,606	—	246	985	—	—	—	—	—	—	—	—	—	—	835,118
OTC Credit default contracts —
protection sold *#	—	—	—	—	—	—	—	—	—	521	—	—	—	—	—	—	—	521
OTC Credit default contracts —
protection purchased*#	—	—	—	—	110,939	245,904	149,977	—	—	273,626	85,363	—	78,943	—	—	—	—	944,752
Centrally cleared credit default contracts§	—	—	3,190	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,190
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	580,587	—	—	—	—	—	580,587
Forward currency contracts #	108,563	191,725	—	233,549	—	184,354	719,730	220,764	230,474	—	—	—	—	133,601	370,345	339,041	12,987	2,745,133
Purchased options **#	—	—	—	—	—	—	239,530	—	—	—	—	—	—	—	—	—	—	239,530
Total Assets	$108,563	$193,006	$3,190	$1,066,155	$110,939	$430,504	$1,110,222	$220,764	$230,474	$274,147	$85,363	$580,587	$78,943	$133,601	$370,345	$339,041	$12,987	$5,348,831
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	24,262	—	—	—	—	—	—	—	—	—	—	—	—	—	—	24,262
OTC Total return swap contracts*#	—	3,307	—	446,672	—	1,572	904	—	—	1,529	—	—	—	—	—	—	—	453,984
OTC Credit default contracts —
protection sold *#	19,841	9,157	—	—	85,106	276,610	439,366	—	—	531,074	14,772	—	102,788	—	—	—	—	1,478,714
OTC Credit default contracts —
protection purchased*#	—	—	—	—	341	—	—	—	—	—	—	—	—	—	—	—	—	341
Centrally cleared credit default contracts§	—	—	13,872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	13,872
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	49,647	—	—	—	—	—	49,647
Forward currency contracts #	292,125	225,036	—	178,998	—	270,617	232,126	179,255	368,315	—	—	—	—	285,361	247,736	208,771	112,289	2,600,629
Written options #	—	—	—	—	—	—	107,501	—	—	—	—	—	—	—	—	—	—	107,501
Total Liabilities	$311,966	$237,500	$38,134	$625,670	$85,447	$548,799	$779,897	$179,255	$368,315	$532,603	$14,772	$49,647	$102,788	$285,361	$247,736	$208,771	$112,289	$4,728,950
Total Financial and Derivative
Net Assets	$(203,403)	$(44,494)	$(34,944)	$440,485	$25,492	$(118,295)	$330,325	$41,509	$(137,841)	$(258,456)	$70,591	$530,940	$(23,845)	$(151,760)	$122,609	$130,270	$(99,302)	$619,881
Total collateral received (pledged)†##	$(141,716)	$(44,494)	$—	$70,000	$—	$(118,295)	$258,669	$—	$(137,841)	$(258,456)	$—	$—	$(23,845)	$(151,760)	$—	$—	$—
Net amount	$(61,687)	$—	$(34,944)	$370,485	$25,492	$—	$71,656	$41,509	$—	$—	$70,591	$530,940	$—	$—	$122,609	$130,270	$(99,302)

118 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$70,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$70,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$258,669	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$258,669
Collateral (pledged) (including
TBA commitments)**	$(141,716)	$(131,643)	$—	$—	$—	$(150,698)	$—	$—	$(233,393)	$(519,397)	$—	$—	$(31,974)	$(201,596)	$—	$—	$—	$(1,410,417)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $6,986,114 and $2,370,707, respectively.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $142,865,263 as a capital gain dividend with respect to the taxable year ended September 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 31.83% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 44.86%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $26,298,021 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

120 Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund 121

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**
*Born 1952, Trustee since 2012*
**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**
*Born 1947, Trustee since 2009*
**Principal occupations during past five years:** Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** English Helper, Inc., a private software company

**Barbara M. Baumann**
*Born 1955, Trustee since 2010*
**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

**Katinka Domotorffy**
*Born 1975, Trustee since 2012*
**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Great Lakes Science Center; College Now Greater Cleveland

**Catharine Bond Hill**
*Born 1954, Trustee since 2017*
**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

**Dr. Paul L. Joskow**
*Born 1947, Trustee since 1997*
**Principal occupations during past five years:** Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

122 Dynamic Asset Allocation Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund 123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

124 Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy
State Street Bank		Voting and Corporate
and Trust Company	Robert T. Burns	Governance, Assistant Clerk,
	Vice President and	and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Denere P. Poulack
	James F. Clark	Assistant Vice President, Assistant
Independent Registered Public	Vice President and	Clerk, and Assistant Treasurer
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN059 313327 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$218,400	$5,799*	$33,408	$3,689
September 30, 2017	$222,093	$ —	$41,788	$ —

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $567,297 and $424,318 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$524,401	$ —	$ —

September 30, 2017	$ —	$382,530	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018